  AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1998


                                               SECURITIES ACT FILE NO. 333-33445
                                        INVESTMENT COMPANY ACT FILE NO. 811-4504
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                          PRE-EFFECTIVE AMENDMENT NO.                        / /


                         POST-EFFECTIVE AMENDMENT NO. 1                      /X/

                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /X/


                                AMENDMENT NO. 9                              /X/
                        (CHECK APPROPRIATE BOX OR BOXES)

                            ------------------------

                   PILGRIM AMERICA BANK AND THRIFT FUND, INC.
                  (FORMERLY PILGRIM REGIONAL BANKSHARES, INC.)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            40 NORTH CENTRAL AVENUE
                                   SUITE 1200
                             PHOENIX, ARIZONA 85004
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 800-331-1080

                            ------------------------

                            JAMES M. HENNESSY, ESQ.
                       PILGRIM AMERICA INVESTMENTS, INC.
                            40 NORTH CENTRAL AVENUE
                                   SUITE 1200
                             PHOENIX, ARIZONA 85004
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------


                                WITH COPIES TO:


                            JEFFREY S. PURETZ, ESQ.
                             DECHERT PRICE & RHOADS
                             1775 EYE STREET, N.W.
                             WASHINGTON, D.C. 20006



 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):


             / / Immediately upon filing pursuant to paragraph (b)


             /x/ On May 1, 1998 pursuant to paragraph (b)


             / / 60 days after filing pursuant to paragraph (a)(1)


             / / On (date) pursuant to paragraph (a)(2) of Rule 485


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   PILGRIM AMERICA BANK AND THRIFT FUND, INC.

                             CROSS REFERENCE SHEET

                                                                            LOCATION IN PROSPECTUS
N-1A ITEM                                                                          (CAPTION)
----------                                                     -------------------------------------------------
PART A
Item 1.     Cover Page.......................................  Cover Page

Item 2.     Synopsis.........................................  Pilgrim America Bank and Thrift Fund, Inc. at a
                                                                 Glance; Summary of Expenses

Item 3.     Condensed Financial Information..................  Financial Highlights

Item 4.     General Description of Registrant................  Investment Objectives and Policies; Investment
                                                                 Practices and Risk Considerations; The Banking
                                                                 and Thrift Industries

Item 5.     Management of the Registrant.....................  Management of the Fund

Item 5A.    Management's Discussion of Company Performance...  Not Applicable

Item 6.     Capital Stock and Other Securities...............  Shareholder Guide

Item 7.     Purchase of Securities Being Offered.............  Purchasing Shares

Item 8.     Redemption or Repurchase.........................  How to Redeem Shares

Item 9.     Pending Legal Proceedings........................  Not Applicable

                                                                           LOCATION IN STATEMENT OF
                                                                            ADDITIONAL INFORMATION
                                                                                   (CAPTION)
                                                               -------------------------------------------------
PART B
Item 10.    Cover Page.......................................  Cover Page

Item 11.    Table of Contents................................  Table of Contents

Item 12.    General Information and History..................  Organization of Pilgrim America Bank and Thrift
                                                                 Fund, Inc.; General Information

Item 13.    Investment Objectives and Policies...............  Investment Restrictions

Item 14.    Management of the Company........................  Management of the Fund

Item 15.    Control Persons and Principal Holders of

              Securities.....................................  Management of the Fund

Item 16.    Investment Advisory and Other Practices..........  Management of the Fund

Item 17.    Brokerage Allocation and Other Practices.........  Portfolio Transactions

Item 18.    Capital Stock and Other Securities...............  Organization of Pilgrim America Bank and Thrift
                                                                 Fund, Inc.; General Information

Item 19.    Purchase, Redemption and Pricing of Securities
              Being Offered..................................  Determination of Share Price; Additional Purchase
                                                                 and Redemption Information

Item 20.    Tax Status.......................................  Tax Considerations

Item 21.    Underwriters.....................................  Management of the Fund

Item 22.    Calculation of Performance Data..................  Calculation of Performance Data

Item 23.    Financial Statements.............................  Financial Statements

Prospectus

[LOGO]                               Pilgrim America Bank and Thrift Fund, Inc.


          40 NORTH CENTRAL AVENUE, SUITE 1200, PHOENIX, ARIZONA 85004
                                 (800) 992-0180



The Pilgrim America Funds are a family of diversified open-end and closed-end management investment companies. This prospectus describes the Pilgrim America Bank and Thrift Fund, Inc. (the 'Fund').



The Fund is a diversified open-end management investment company. The Fund's primary investment objective is long-term capital appreciation. Income is its secondary objective. The Fund seeks to achieve its objectives by investing primarily in equity securities of national and state-chartered banks (other than money center banks), thrifts, the holding or parent companies of such depository institutions, and in savings accounts of mutual thrifts. These portfolio securities are selected principally on the basis of fundamental investment value and potential for future growth, including securities of institutions that the Fund believes are well-positioned to take advantage of opportunities currently developing in the banking and thrift industries. There is no assurance that the Fund will achieve its objectives. See 'Investment Objectives and Policies.'


                            ------------------------

      PILGRIM AMERICA INVESTMENTS, INC. is the Fund's investment manager
                         (the 'Investment Manager').

                         ------------------------------

The Fund offers two classes of shares, with varying types and amounts of sales and distribution charges. These Pilgrim America Purchase Options(Trademark) permit you to choose the method of purchasing shares that best suits your investment strategy.


This Prospectus presents information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the Fund, dated May 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus (that is, it is legally considered a part of this Prospectus). The Statement of Additional Information is available free upon request by calling Pilgrim America Group, Inc. ('Shareholder Servicing Agent') at (800) 992-0180.


                            ------------------------


INVESTMENT IN THE FUND INVOLVES INVESTMENT RISK, INCLUDING THE RISK OF LOSS OF PRINCIPAL. THE FUND'S SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF A BANK AND ARE NOT GUARANTEED BY A BANK. IN ADDITION, THE FUND'S SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                            ------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
           COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                    PROSPECTUS. ANY REPRESENTATION TO THE
                       CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------


                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

            PILGRIM AMERICA BANK AND THRIFT FUND, INC. AT A GLANCE*


Investment Objectives              The Fund's primary investment objective is to
                                   achieve long-term capital appreciation.
                                   Income is its secondary objective. There can
                                   be no assurance that the Fund will achieve
                                   its investment objectives.

History of the Fund                The Fund was organized in 1985 as a
                                   closed-end investment company and its shares
                                   were listed on the New York Stock Exchange.
                                   On October 17, 1997, the Fund converted to an
                                   open-end investment company and all
                                   outstanding shares became 'Class A' shares.
                                   The Fund commenced offering 'Class B' shares
                                   on October 20, 1997.

Primary Investment Strategy        The Fund seeks to achieve its investment
                                   objectives by investing primarily in equity
                                   securities of national and state chartered
                                   banks (other than money center banks),
                                   thrifts, the holding or parent companies of
                                   such depository institutions, and in savings
                                   accounts of mutual thrifts.

General Investment Guidelines      o Under normal circumstances, at least 65% of
                                     the Fund's total assets is invested in equity
                                     securities of national and state-chartered
                                     banks (other than money center banks),
                                     thrifts, holding or parent companies of
                                     such depository institutions, and in
                                     savings accounts of mutual thrifts.

                                   o Up to 35% of the Fund's total assets may be
                                     invested in equity securities of money center banks, other financial services companies, other issuers deemed suitable by the Investment Manager, debt securities, and securities of other investment companies.

Principal Risk Factors             o Investments in equity securities involve
                                     exposure to financial and market risks. You
                                     can expect fluctuation in the value of the
                                     Fund's portfolio securities and the Fund's
                                     shares.

                                   o Because the Fund's portfolio is
                                     concentrated in the banking and thrift
                                     industries, it may be subject to greater

                                     risk than a portfolio that is not
                                     concentrated in one industry.

                                   o The value of the Fund's investments in the
                                     banking and thrift industries will be
                                     impacted by state and federal legislation and regulations and regional and general economic conditions.

Investment Manager                 Pilgrim America Investments, Inc.

Shareholder Servicing Agent        Pilgrim America Group, Inc.


------------------
* This summary description should be read in conjunction with the more complete description of the Fund's investment objectives and policies set forth elsewhere in this Prospectus. For information regarding the purchase and redemption of shares of the Fund, refer to the 'Shareholder Guide.' For information regarding the risk factors of the Fund, refer to 'Investment Practices and Risk Considerations' below.

                              SUMMARY OF EXPENSES

Shares of the Fund are available through independent financial professionals, national and regional brokerage firms and other financial institutions (Authorized Dealers). You may select from two separate classes of shares: Class A and Class B.

                        SHAREHOLDER TRANSACTION EXPENSES

                                                      CLASS A    CLASS B
                                                     ---------   -------
Maximum initial sales charge imposed on purchases
  (as a percentage of offering price).............   5.75%(a)       None

Maximum contingent deferred sales charge (CDSC)
  (at the lower of original purchase price or the
  redemption proceeds)............................   None(b)        5.00%(c)

Redemption Fees...................................   None(d)        None

Exchange Fees.....................................   None(d)        None

The Fund has no sales charges on reinvested dividends.

------------------
(a) Reduced for purchases of $50,000 and over. See 'Class A Shares: Initial Sales Charge Alternative.'
(b) A CDSC of no more than 1.00% for shares redeemed in the first or second year, depending on the amount of purchase, is assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See 'Class A Shares: Initial Sales Charge Alternative.'
(c) Imposed upon redemption within 6 years from purchase with scheduled reductions after the first year. See 'Class B Shares: Deferred Sales Charge Alternative.'
(d) Until October 17, 1998, a 2% fee will be imposed on redemptions or exchanges of Class A shares acquired prior to October 17, 1997. The Fund reserves the right to waive or reduce the fee in whole or in part.


The percentages shown below reflect the estimated Annual Operating Expenses for Class A and Class B shares of the Fund. The percentages set forth under 'Other Expenses' are based upon the historical expenses of the Fund for the fiscal year ended December 31, 1997 (during which the Fund operated as a closed-end investment company for approximately 10 months), and are restated to reflect fees expected to be incurred by the Fund operating as an open-end investment company for a full year.



       ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                    DISTRIBUTION                TOTAL FUND
                      MANAGEMENT       (12B-1)        OTHER      OPERATING
                        FEES(A)        FEES(B)      EXPENSES     EXPENSES
                      -----------   -------------   ---------   -----------
Class A............         0.73%       0.25%           0.23%         1.21%
Class B............         0.73%       1.00%           0.23%         1.96%


------------------
(a) The Fund pays the Investment Manager a fee at an annual rate of 1.00% of the average daily net assets of the Fund for the first $30 million of net assets; 0.75% of the average daily net assets of the next $95 million of net assets; and 0.70% of the average daily net assets in excess of $125 million.
(b) As a result of distribution (Rule 12b-1) fees, a long-term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc. (NASD).

The purpose of the above table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as a shareholder in the Fund. For more complete descriptions of the various costs and expenses, please refer to appropriate sections of this Prospectus.

                                    EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (i) reinvestment of all dividends and distributions, (ii) 5% annual return and (iii) redemption at the end of the period (unless otherwise noted):


                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                    ------    -------    -------    --------
Class A*.........    $ 69      $  94      $ 120       $196
Class B..........    $ 70      $  92      $ 126       $209
Class B (assuming
  no redemption).    $ 20      $  62      $ 106       $209



* The example does not include the 2% redemption fee imposed on redemptions prior to October 17, 1998 of Class A shares acquired prior to October 17, 1997.




Use of the assumed 5% return is required by the Securities and Exchange Commission. This example is not an illustration of past or future investment results and should not be considered a representation of past or future expenses; actual expenses may be more or less than those shown.

                              FINANCIAL HIGHLIGHTS

The table below sets forth selected financial information which has been derived from the financial statements in the Fund's Annual Report dated December 31, 1997. For the fiscal years ended December 31, 1997, 1996 and 1995, the information in the table below, with the exception of the information in the row labeled 'Total Investment Return at Net Asset Value' for periods prior to January 1, 1997, has been audited by KPMG Peat Marwick LLP, independent auditors. For all periods ending prior to December 31, 1995, the financial information, with the exception of the information in the row labeled 'Total Investment Return at Net Asset Value,' was audited by the Fund's former auditors. The information in the row labeled 'Total Investment Return at Net Asset Value' has not been audited for periods prior to January 1, 1997. Prior to October 17, 1997, the Class A shares were designated as Common Stock and the Fund operated as a closed-end investment company. This information should be read in conjunction with the Financial Statements and Notes thereto included in the Fund's 1997 Annual Report to Shareholders which contains further information about the Fund's performance, and which is available to Shareholders upon request and without charge.


                                                            YEAR ENDED DECEMBER 31,
                    --------------------------------------------------------------------------------------------------------
                               1997               1996    1995(B)    1994     1993       1992        1991     1990     1989
                    --------------------------   ------   -------   ------   ------     ------      ------   ------   ------
                     CLASS A      CLASS B(A)
                    ----------   -------------
PER SHARE OPERATING
 PERFORMANCE
Net asset value,
 beginning of
 period.............   $17.84       $ 25.25      $14.83   $10.73    $11.87   $12.46     $10.12      $ 7.49   $10.26   $ 9.54
                    ----------       ------      ------   -------   ------   ------     ------      ------   ------   ------
Income (loss) from
 investment
 operations:
 Net investment
   income ..........     0.34          0.04        0.32     0.31      0.26     0.26       0.22        0.24     0.31     0.30
 Net realized and
   unrealized gain

   (loss) on
   investments......    10.83          2.92        5.18     4.78     (0.53)    0.75       2.93        3.33    (2.20)    1.50
                    ----------       ------      ------   -------   ------   ------     ------      ------   ------   ------
Total from
 investment
 operations.........    11.17          2.96        5.50     5.09     (0.27)    1.01       3.15        3.57    (1.89)    1.80
                    ----------       ------      ------   -------   ------   ------     ------      ------   ------   ------
Less distributions:
 Net investment
   income...........     0.31          0.04        0.32     0.31      0.22     0.26       0.22        0.24     0.31     0.31
 In excess of net
   investment
   income...........       --            --        0.03     0.03        --       --         --          --       --       --
 Realized capital
   gains............     2.65          2.04        2.14     0.65      0.65     0.73       0.47          --       --     0.44
 Paid-in capital....     0.18          0.28          --       --        --       --       0.12        0.70     0.57     0.33
                    ----------       ------      ------   -------   ------   ------     ------      ------   ------   ------
Total
 distributions......     3.14          2.36        2.49     0.99      0.87     0.99       0.81        0.94     0.88     1.08
                    ----------       ------      ------   -------   ------   ------     ------      ------   ------   ------
Other:
 Reduction in net
   asset value from
   rights offering..       --            --          --       --        --    (0.61)        --          --       --       --
                    ----------       ------      ------   -------   ------   ------     ------      ------   ------   ------
Net asset value, end
 of period..........   $25.87       $ 25.85      $17.84   $14.83    $10.73   $11.87     $12.46      $10.12   $ 7.49   $10.26
                    ----------       ------      ------   -------   ------   ------     ------      ------   ------   ------
                    ----------       ------      ------   -------   ------   ------     ------      ------   ------   ------
Closing Market
 Price, end of
 period.............       --            --      $15.75   $12.88    $ 9.13   $10.88     $11.63      $ 9.50   $ 7.13   $ 9.13

TOTAL INVESTMENT
 RETURN AT MARKET
 VALUE(C)...........       --            --       43.48%   52.81 %   (8.85)%   1.95%(d)  31.53%      47.52%  (12.45)%  32.25%
TOTAL INVESTMENT
 RETURN AT NET ASSET
 VALUE(E)...........    64.86%        11.88%      41.10%   49.69 %   (1.89)%   7.79%(F)  32.36%(G)   49.49%  (18.14)%  20.79%

RATIOS/SUPPLEMENTAL
 DATA
Net assets, end of
 period
 $(millions)........   $  383       $    76      $  252   $  210    $  152   $  168     $  141      $  101   $   75   $  103
Ratios to average
 net assets
 Expenses...........     1.10%         1.85%(h)    1.01%    1.05 %    1.28%    0.91%      1.24%       1.31%    1.29%    1.26%
 Net investment
   income...........     1.39%         0.99%(h)    1.94%    2.37 %    2.13%    2.08%      2.00%       2.68%    3.59%    4.15%
Portfolio turnover
 rate...............       22%           22%         21%      13 %      14%      17%        20%         31%      46%      63%
Average commission
 rate paid..........   $0.013       $ 0.013          --       --        --       --         --          --       --       --


                       1988
                      ------
PER SHARE OPERATING
 PERFORMANCE
Net asset value,
 beginning of
 period.............  $ 8.17
                      ------
Income (loss) from
 investment
 operations:
 Net investment
   income ..........    0.31
 Net realized and
   unrealized gain
   (loss) on
   investments......    1.43
                      ------
Total from
 investment
 operations.........    1.74
                      ------
Less distributions:
 Net investment
   income...........    0.37
 In excess of net
   investment
   income...........      --
 Realized capital
   gains............      --
 Paid-in capital....      --
                      ------
Total
 distributions......    0.37
                      ------
Other:
 Reduction in net
   asset value from
   rights offering..      --
                      ------
Net asset value, end
 of period..........  $ 9.54
                      ------
                      ------
Closing Market
 Price, end of
 period.............  $ 7.75
TOTAL INVESTMENT
 RETURN AT MARKET
 VALUE(C)...........   30.17%
TOTAL INVESTMENT

 RETURN AT NET ASSET
 VALUE(E)...........   22.58%
RATIOS/SUPPLEMENTAL
 DATA
Net assets, end of
 period
 $(millions)........  $   96
Ratios to average
 net assets
 Expenses...........    1.18%
 Net investment
   income...........    3.28%
Portfolio turnover
 rate...............      43%
Average commission
 rate paid..........      --


------------------

 (a) From the period October 20, 1997 (initial offering of Class B shares) through December 31, 1997.



 (b) Pilgrim America Investments, Inc., the Fund's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Fund's former investment manager, in a transaction that closed on April 7, 1995.



 (c) Total return is calculated at market value without deduction of sales commissions and assuming reinvestment of all dividends and distributions during the period.



 (d) Calculation of total return excludes the effect of the per share dilution resulting from the 1993 Rights Offering as the total account value of a fully subscribed shareholder was minimally impacted.



 (e) Total return is calculated at net asset value without deduction of sales commissions and assumes reinvestment of all dividends and distributions during the period. Total investment returns based on net asset value, which can be higher or lower than market value, may result in substantially different returns than total return based on market value. Total returns for less than one year are not annualized. For all periods prior to January 1, 1997 the total returns presented are unaudited.




 (f) Total return is calculated assuming full participation in the 1993 rights offering.



 (g) Total return is calculated assuming no participation in the 1992 rights offering.



 (h) Annualized.

                          PAST PERFORMANCE OF THE FUND


The following bar chart, line graph and tables provide information about the Fund's past performance. Prior to October 17, 1997, the Fund operated as a closed-end investment company. Upon conversion to an open-end investment company on October 17, 1997, all outstanding shares of common stock of the Fund were designated as Class A shares. All performance information prior to October 17, 1997 shown below for the Fund reflects the historical expense levels of the Fund as a closed-end investment company without adjustment for the higher annual expenses of the Fund's Class A shares. Performance would have been lower if adjusted for these charges and expenses. Performance information for periods after October 17, 1997, reflects Class A expenses. The Fund also offers Class B shares which are subject to different fees and expenses which will affect their performance.


The investment strategies used for the Fund since its conversion to an open-end fund may vary somewhat from the strategies used prior to conversion in that open-end funds are subject to constraints on illiquid assets to which closed-end funds are not subject, and attention must be paid to the cash flow needs of open-end funds from the sale and redemption of shares. The past performance information should not be considered a prediction of future performance of the Fund.

The bar chart below illustrates the Fund's risks and performance by showing the changes in the Fund's performance from year to year over a ten-year period.


                                   [CHART]

1988   1989   1990   1991(1)   1992    1993    1994    1995    1996    1997
----   ----   ----   -------   ----    ----    ----    ----    ----    ----
22.6%  20.8%  -18.1% 49.5%     32.4%   7.8%    -1.9%   49.7%   41.4%   64.9%





    Annual Total Return for Fiscal Year Ended December 31 of Year Shown (2)

------------------
(1) Carl Dorf, the Fund's Portfolio Manager, began managing the Fund in January 1991.

(2) The Fund's performance is based on the Fund's net asset value and assumes reinvestment of all dividends and distributions, excludes sales charges, and assumes no participation in the 1992 rights offering and full participation in the 1993 rights offering.

The line graph below shows the growth of an initial investment of $10,000 with reinvestment of all dividends and distributions. The graph shows the Fund's performance from December 31, 1987 through December 31, 1997 compared to the performance of two relevant unmanaged indices, the Standard & Poor's 500 and the Standard & Poor's Major Regional Banks Index. The Fund's performance is shown both with and without the imposition of the sales load currently associated with Class A shares of the Fund. An investor cannot invest directly into an index.

                                   [CHART]

                                                                                                                  S&P Major
                                                                     Bank & Thrift Fund               S&P 500      Regional
                          Bank & Thrift Fund                   (including current sales charge)        Index     Banks Index
                         --------------------                  --------------------------------       -------       ------
        1987                   10,000                                   9,425                          10,000       10,000
        1988                   12,260                                  11,555                          11,655       12,677
        1989                   14,810                                  13,959                          15,342       15,314
        1990                   12,129                                  11,432                          14,867       10,920
        1991(1)                18,134                                  17,091                          19,388       19,544
        1992                   24,009                                  22,628                          20,864       24,878
        1993                   25,881                                  24,393                          22,963       26,375
        1994                   25,390                                  23,930                          23,266       24,925
        1995                   38,008                                  35,823                          32,001       39,246
        1996                   53,630                                  50,546                          39,345       53,618
        1997                   88,436                                  83,314                          52,472       80,511

                      Balance as of 12/31 of Year Shown

 Average Annual Total       One          Three        Five          Ten
Returns Ended 12/31/97      Year         Years        Years        Years

----------------------      ----         -----        -----        -----
Bank & Thrift Fund(2)      64.9%         51.6%        29.8%        24.3%
  (excluding current
  sales charge)

Bank & Thrift Fund(3)      55.4%         48.6%        28.3%        23.6%
  (including current
  sales charge)

S&P 500 Index              33.4%         31.1%        20.3%        18.1%

S&P Major Regional
Banks Index                50.6%         47.9%        26.5%        22.9%
------------------


(1) Carl Dorf, the Fund's Portfolio Manager, began managing the Fund in January 1991.


                                              (Footnotes continued on next page)

(Footnotes continued from previous page)


(2) Average annual total returns are based on the Fund's net asset value and assume reinvestment of all dividends and distributions, exclude sales charges, and assume no participation in the 1992 rights offering and full participation in the 1993 rights offering.



(3) Average annual total returns are based on the Fund's net asset value and assume reinvestment of all dividends and distributions, include the maximum initial Class A sales charge of 5.75%, and assume no participation in the 1992 rights offering and full participation in the 1993 rights offering.


INVESTMENT PERFORMANCE


MORNINGSTAR RATINGS. For the three-year, five-year, and ten-year periods ended December 31, 1997, the Fund had a 5-star Morningstar risk-adjusted performance rating when rated among 2,332, 1,292 and 676 open-end domestic equity funds.(1) The Fund's overall rating through December 31, 1997, is 5-stars.(2) For the three-year, five-year, and ten-year periods ended December 31, 1997, the Fund's risk score places it 85, 532 and 249 out of 2,332, 1,292, and 676 funds in the domestic equity open-end fund category, respectively.(3)



------------------

(1) Prior to October 17, 1997, this Fund was rated as a closed-end fund, which had a different fee structure. Fee structures are incorporated into Morningstar ratings. If this Fund had been rated using the fee structure of an open-end fund, ratings for those periods may have been different. Ratings are for the Class A share class only; other classes may vary.



(2) The Fund's overall rating is based upon a weighted average of its performance for the three-year, five- year and ten-year periods ended December 31, 1997.



(3) On Morningstar's risk-adjusted performance rating system, funds ranking in the top 10% of all funds within their category are awarded five stars. Morningstar ratings are calculated from each fund's three-, five-, and ten-year returns (with fee adjustments, if any) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The ratings are subject to change every month. To determine a fund's risk score, Morningstar ranks funds for the three-, five-, and ten-year periods based upon their downside volatility compared to a 90-day Treasury bill.

                       INVESTMENT OBJECTIVES AND POLICIES

The Fund primarily seeks long-term capital appreciation; a secondary objective is income. The Fund pursues its objectives by investing, under normal market conditions, at least 65% of its total assets in equity securities of (i) national and state-chartered banks (other than money center banks), (ii) thrifts, (iii) the holding or parent companies of such depository institutions, and (iv) in savings accounts of mutual thrifts, which investment may entitle the investor to participate in future stock conversions of the mutual thrifts. These portfolio securities are selected principally on the basis of fundamental investment value and potential for future growth, including securities of institutions that the Fund believes are well positioned to take advantage of the attractive investment opportunities developing in the banking and thrift industries. In making decisions concerning the selection of portfolio securities for the Fund, the Investment Manager conducts its own evaluation of the depository institution which is a potential investment by the Fund and does not take into account the credit rating of the debt securities issued by such institution. These equity securities include common stocks and securities convertible into common stock (including convertible bonds, convertible preferred stock, and warrants) but do not include non-convertible preferred stocks or adjustable rate preferred stocks.

The Investment Manager believes that a number of factors may contribute to the potential for growth in the value of equity securities of depository institutions, including the fact that such depository institutions are:

          (i) located in geographic regions experiencing strong economic growth and able to participate in such growth;

          (ii) well-managed and currently providing above-average returns on assets and shareholders' equity;

          (iii) attractive candidates for acquisition by a money center bank or another regional bank, as defined in 'The Banking and Thrift Industries,' below, or attractive partners for business combinations, as a result of opportunities created by the trend towards deregulation and interstate banking or in order to create larger, more efficient banking combinations;

          (iv) expanding their business into new financial services or geographic areas that have become or may become permissible due to an easing of regulatory constraints; or

          (v) investing assets in technology that is intended to increase productivity.

The Investment Manager also believes that factors may contribute to increased earnings of securities of depository institutions, including the following:

          (i) changes in the sources of revenues of banks, such as the implementation of certain new transaction-based fees;

          (ii) a focus on variable rate pricing of bank products, which is less sensitive than fixed pricing to cyclical interest rate changes;

          (iii) the ability, as a result of liberalization of regulation, to offer financial products and services which may have a higher rate of return than traditional banking and financial services products;

          (iv) the recent implementation of share repurchase programs by certain banks; or

          (v) a trend towards increased savings and investing as the average age of the population of the United States gets older.

The Fund's policy of investing under normal market conditions at least 65% of its total assets in the equity securities of (i) national and state-chartered banks (other than money center banks), (ii) thrifts, (iii) the holding or parent companies of such depository institutions, and (iv) in savings accounts of mutual thrifts is fundamental and may not be changed without a Majority Vote. As used in this Prospectus, the term 'Majority Vote' means the affirmative vote of
(a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less.

The Fund invests the remaining 35% of its total assets in the equity securities, including preferred stocks or adjustable rate preferred stocks, of money center banks, other financial services companies, other issuers deemed suitable by the Investment Manager (which may include companies that are not in financial services industries), in Debt Securities, and in securities of other investment companies. 'Debt Securities' are nonconvertible debt securities (including certificates of deposit, commercial paper, notes, bonds or debentures) that are either issued or guaranteed by the United States Government or agency thereof ('U.S. Government securities') or issued by a corporation or other issuer and rated investment grade or comparable quality by at least one nationally recognized rating organization.

With respect to 75% of its total assets, the Fund will not purchase securities of any one issuer, other than U.S. Government securities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer.

When the Investment Manager determines that it is in the best interest of the Fund to assume a defensive position due to an unusual degree of financial unsteadiness or risk existing in the banking or thrift industry, the Fund may invest more than 25% and as much as 100% of its total assets in Short-Term Debt Securities. 'Short-Term Debt Securities' are Debt Securities maturing within one year from the date of purchase. To the extent that the Fund is in a defensive position, it will not be able to pursue its investment objective.

The Fund will not invest more than 15% of its net assets in illiquid securities, measured at the time of investment.

                  INVESTMENT PRACTICES AND RISK CONSIDERATIONS

The following pages contain information about certain types of securities in which the Fund may invest and strategies the Fund may employ in pursuit of its investment objective.

RISK CONSIDERATIONS

The investment objectives and policies described above should be carefully considered before investing. There is no assurance that the Fund will achieve its investment objectives. As with any security, an investment in the Fund's shares involves certain risks, including loss of principal. An investment in the Fund's shares cannot be considered a complete investment program. Because the Fund's investment portfolio will be concentrated in specific segments of the banking and thrift industries, the shares may be subject to greater risk than the shares of a fund whose portfolio is less concentrated. See 'The Banking and Thrift Industries.'

The Fund may invest in the securities of banks or thrifts that are relatively smaller, engaged in business mostly within their geographic region, and are less well-known to the general investment community than the money center and larger regional banks. Traditionally, the Fund has concentrated its investments in banks located in the Eastern and Midwestern States; however, all investments are at the discretion of the Investment Manager and may be concentrated in other areas. The shares of depository institutions in which the Fund may invest may not be listed or traded on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System ('NASDAQ'); as a result there may be limitations on the Fund's ability to dispose of them at times and at prices that are most advantageous to the Fund. The Fund will not invest more than 15% of its net assets in securities that are illiquid.


As discussed further below, changes in state and Federal law are producing significant changes in the banking and financial services industries. Deregulation has resulted in the diversification of certain financial products and services offered by banks and financial services companies, creating increased competition between them. In addition, state and federal legislation authorizing interstate acquisitions as well as interstate branching has facilitated the increasing consolidation of the banking and thrift industries. Although regional banks involved in intrastate and interstate mergers and acquisitions may benefit from such regulatory changes, those which do not participate in such consolidation may find that it is increasingly difficult to compete effectively against larger banking combinations. Proposals to change the laws and regulations governing banks and companies that control banks are frequently introduced at the federal and state levels and before various bank regulatory agencies. The likelihood of any changes and the impact such changes might have are impossible to determine.


LEGISLATION, REGULATIONS, AND POLICIES AFFECTING THE BANKING INDUSTRY. The last few years have seen a significant amount of regulatory and legislative activity focused on the expansion of bank powers and diversification of services that banks may offer. These expanded powers have exposed banks to well-established competitors and have eroded the distinctions between regional banks, community banks, thrifts and other financial institutions. Pending legislation, specifically the proposed Financial Services Act of 1998, which has been approved by the House Banking Committee, if enacted in its most recent form, would continue this trend. The proposed legislation would repeal key provisions of the Glass-Steagall Act which historically has limited the scope of banking organizations' securities activities. The proposed legislation would not only eliminate banks' restrictions on affiliations with securities firms, but also would permit affiliations with insurance companies. The latest version of the legislation would not require federally chartered savings associations to convert to either national bank or state charters, as had been the case with earlier proposals. The proposed legislation would impose new restrictions on the activities of thrift institutions and their holding companies.


LEGISLATION, REGULATIONS, AND POLICIES AFFECTING THE THRIFT INDUSTRY. The thrifts in which the Fund invests generally are subject to the same risks as banks discussed above. Such risks include interest rate changes, credit risks, and regulatory risks. Because thrifts differ in certain respects from banks, however, thrifts may be affected by such risks in a different manner than banks. Traditionally, thrifts have different and less diversified products than banks, have a greater concentration of real estate in their lending portfolio, and are more concentrated geographically than banks. Thrifts and their holding companies are subject to extensive government regulation and supervision including regular examinations of thrift holding companies by the Office of Thrift Supervision (the 'OTS'). Such regulations have undergone substantial change since the 1980's and will probably change in the next few years.


Certain recent legislation, as well as the pending Financial Services Act of 1998, are likely to have a significant impact on the thrift industry. For example, the recent merger of the Savings Association Insurance Fund into the Bank Insurance Fund has eliminated most of the higher deposit insurance premiums paid by thrifts, making thrifts more competitive with banks. In addition, the proposed Financial Services Act of 1998, if enacted in its most recent form, would treat both federally and state chartered savings associations as commercial banks, effectively causing thrifts to lose many of their existing powers.


INVESTMENT TECHNIQUES

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS. When the Investment Manager determines that it is in the best interest of the Fund to assume a temporary defensive position due to an unusual degree of financial unsteadiness or risk existing in the banking and related industries, the Fund may invest more than 25% and as much as 100% of its total assets in Short-Term Debt Securities. To the extent that the Fund is in a temporary defensive position, it will not be able to pursue its investment objective. Assuming a temporary defensive position is purely discretionary with the Investment Manager.

OTHER INVESTMENT COMPANIES. The Fund may invest in shares issued by investment companies. The Fund is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase, (1) acquire more than 3% of the outstanding voting shares of the investment company,
(2) invest more than 5% of the Fund's total assets in the investment company, or
(3) invest more than 10% of the Fund's total assets in all investment company holdings. As a shareholder in any investment company, the Fund will bear its ratable share of the investment company's expenses, including management fees in the case of a management investment company.

ILLIQUID SECURITIES. The Fund may invest in an illiquid or restricted security if the Investment Manager believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Investment Manager might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition.

Restricted securities, including placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without Securities and Exchange Commission ('SEC') registration by certain institutional investors known as 'qualified institutional buyers,' and under the Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. The Fund may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment.

BORROWING. The Fund may borrow money from banks to obtain short-term credits as are necessary for the clearance of securities transactions, but not in an amount exceeding 15% of its total assets. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value ('NAV'), and money borrowed will be subject to interest and other costs. Under the Investment Company Act of 1940, as amended (the '1940 Act'), the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

THE FUND: DIVERSIFICATION AND CHANGES IN POLICIES

The Fund is diversified, so that with respect to 75% of its assets, it may not invest more than 5% of its assets (measured at market value at the time of investment) in securities of any one issuer, except that this restriction does not apply to U.S. Government securities.

The Fund's primary investment objective is to achieve long-term capital appreciation. Income is its secondary objective. These investment objectives are 'fundamental.' Fundamental policies may only be changed with the approval of a Majority Vote of shareholders of the Fund. Other investment policies of the Fund may be changed by the Board of Directors. The Fund is subject to investment restrictions that are described in the Statement of Additional Information under 'Investment Restrictions.' Some of those restrictions are designated as 'fundamental.' These fundamental restrictions as well as the diversified status of the Fund require a Majority Vote of the shareholders of the Fund to be changed.

                       THE BANKING AND THRIFT INDUSTRIES

The Fund invests at least 65% of its total assets in the equity securities of
(i) national and state-chartered banks other than Money Center Banks (as defined below); (ii) thrifts, (iii) the holding or parent companies of such institutions; and also in savings accounts of mutual thrifts which investment may entitle the investor to participate in future stock conversions of the mutual thrifts.



As of December 31, 1996, the commercial banking industry in the United States comprised approximately 11,454 state or federally chartered banks, many of which are subsidiaries of bank holding companies. Bank holding companies are separate legal entities that own the stock of, and receive a substantial portion of their income from, one or more bank subsidiaries. Although commercial banks range in size from small banks under $10 million in total assets to the largest bank holding companies with assets well over $100 billion, they can be classified into three general categories. A 'Money Center Bank' is a bank or bank holding company that is typically located in an international financial center and has a strong international business with a significant percentage of its assets outside the United States. 'Regional Banks' are banks and bank holding companies which provide full service banking, often operating in two or more states in the same geographic area, and whose assets are primarily related to domestic business. Regional Banks are smaller than Money Center Banks and also may include banks conducting business in a single state or city and banks operating in a limited number of states in one or more geographic regions. The third category which constitutes the majority in number of banking organizations are typically smaller institutions that are more geographically restricted and less well-known than Money Center Banks or Regional Banks and are commonly described as 'Community Banks.'


The thrift industry in the United States is comprised of over 1,300 institutions with assets of over $769 billion. Thrifts and thrift holding companies differ from banks and bank holding companies in the range of their permissible activities and the degree of regulation. Thrifts resemble community banks in that they hold a substantial portion of their portfolio in mortgage, consumer and small business loans. Thrifts are restricted in the mix of assets on their balance sheet by the qualified thrift lender rules and are required to have certain minimum percentages of mortgages, credit cards and student loans with specified maximum percentages of consumer and commercial loans.


The banking and thrift industries are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and the interest rates and fees which may be charged. Recently enacted and currently proposed legislation would have an impact on the present status of the thrift industry. See 'Investment Practices and Risk Considerations-- Legislation, Regulations, and Policies Affecting the Thrift Industry'. The profitability of these concerns is largely dependent upon interest rates and the resulting availability and cost of capital funds over which these concerns have limited control, and, in the past, such profitability has shown significant fluctuation as a result of volatile interest rate levels. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from financial difficulties of borrowers.



Banks and bank holding companies are subject to extensive government regulation limiting their activities. Federally chartered banks and state-chartered banks whose deposits are insured by the Federal Deposit Insurance Corporation and bank holding companies are subject to federal supervision and regulation and, in certain situations, to state laws applicable to financial institutions. Federal banking authorities receive comprehensive reports on, and conduct examinations of, a number of aspects of a federally-regulated bank's business and condition, including its dividends, capital ratios, allowances for loan losses and other aspects of the bank's financial condition and operation. A national bank must obtain prior regulatory approval if it wishes to pay dividends on its common or preferred stock if the total of all dividends in any calendar year exceeds the aggregate of the bank's net profits, as defined, for that year and its retained net profits (net profits less dividends paid) for the two proceeding years. A national bank may not pay a dividend on its common stock if the dividend would exceed net undivided profits then on hand. Federally-regulated banks are required to maintain designated minimum ratios of capital to total assets. These ratios were recently revised to call for higher levels of capital and may be increased in the future. State banking agencies regulate and supervise state-charted banks under regulations which may be similar to those existing under federal law.


Bank holding companies are required to register and file reports with the Board of Governors of the Federal Reserve System and are subject to examinations of certain aspects of their businesses and their subsidiaries' businesses. The principal sources of a bank holding company's income are dividends and interest from its subsidiaries. Under Federal law, banks are subject to certain restrictions on extensions of credit to, and certain other transactions with, their bank holding companies and certain other affiliates, and on investments in stock or other securities thereof. Such restrictions prevent bank holding companies and such other affiliates from borrowing from their banks unless the loans are secured in specified amounts. Further, such secured loans, other transactions and investments by their banks are generally limited in amount as to the bank holding company and as to each of such other affiliates to 10% of the bank's capital and surplus and as to the bank holding company and all such affiliates to an aggregate of 20% of the bank's capital and surplus. Any combination between banks and bank holding companies requires prior approval of appropriate Federal and state bank regulatory agencies.

Thrift holding companies can be stock or mutual companies. Thrift holding companies, unlike bank holding companies, have historically been given broad powers. For example, holding companies that own a single thrift can engage in any activities that do not threaten the safety of the subsidiary thrift. Thrift holding companies are allowed to engage in more business lines than banks are, such as real estate acquisition, development, management, sales and rentals, and insurance agency businesses. Thrift holding companies must comply with a variety of strict statutory and regulatory requirements and restrictions and undergo regular examinations by the OTS whereas banks are regulated by the Federal Reserve Board. The underlying thrifts are also restricted in the scope and manner of their interaction with the parent company. The activities in which a thrift holding company is permitted to engage will depend on the number of thrifts controlled.

Certain economic factors are of particular importance to the banking industry. The availability and cost of funds to banks is important to their profitability; consequently, higher capital ratios, high deposit insurance premiums, volatile interest rates and general economic conditions can have an impact on their financial performance and condition. Banking legislation, enacted in 1989 and 1991, in general, has broadened the regulatory powers of federal bank regulatory agencies. Among other things, this legislation grants federal banking agencies the authority to approve special assessments on insured depository institutions with respect to maintaining the deposit insurance fund. The quality of a bank's portfolio of loans can be adversely affected by depressed market conditions in certain industries. Examples of such industries that have affected the loan portfolios of some banks include commercial real estate, international business, agriculture and energy. Smaller Regional Banks, Community Banks, and thrifts can be particularly affected by such conditions if the economic base of the area in which they are located is closely tied to a depressed industry, such as family farming.

                               SHAREHOLDER GUIDE

PILGRIM AMERICA PURCHASE OPTIONS(TRADEMARK)

You may select from two separate classes of shares: Class A and Class B, both of which represent an identical interest in the Fund's investment portfolio, but are offered with different sales charges and distribution fee (Rule 12b-1) arrangements. These sales charges and fees are shown and contrasted in the chart below.

                                                 ANNUAL                      AUTOMATIC
             MAXIMUM SALES                    DISTRIBUTION     MAXIMUM       CONVERSION
CLASS   CHARGE ON PURCHASES (A)    CDSC          FEES(D)       PURCHASE      TO CLASS A
-----   ------------------------   -----      -------------   ----------   --------------
A....            5.75%             None (b)       0.25%       Unlimited         N/A
B....             None             5.00%(c)       1.00%        $250,000    After 8 Years

------------------

(a) Imposed upon purchase. Reduced for purchases of $50,000 or more.


(b) For investments of $1 million or more, a contingent deferred sales charge 'CDSC' of no more than 1% is assessed on redemptions made within one or two years from purchase, depending on the amount of purchase. See 'Class A
    Shares: Initial Sales Charge Alternative.'



(c) Imposed upon redemption within 6 years from purchase with scheduled reductions after the first year. See 'Class B Shares: Deferred Sales Charge Alternative.'

(d) Annual asset-based distribution charge.

When choosing between classes, investors should carefully consider the ongoing annual expenses along with the initial sales charge or CDSC. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. You should discuss which class of shares is right for you with your Authorized Dealer.

CLASS A SHARES: INITIAL SALES CHARGE ALTERNATIVE. Class A shares of the Fund are sold at the NAV per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see 'Special Purchases without a Sales Charge' and 'Reduced Sales Charges.'

                                                                              DEALERS'
                                                                           REALLOWANCE AS
                                        AS A % OF OFFERING    AS A % OF        A % OF
AMOUNT OF TRANSACTION                   PRICE PER SHARE          NAV       OFFERING PRICE
-------------------------------------   ------------------    ---------    --------------
Less than $50,000....................          5.75%            6.10%           5.00%
$50,000 but less than $100,000.......          4.50%            4.71%           3.75%
$100,000 but less than $250,000......          3.50%            3.63%           2.75%
$250,000 but less than $500,000......          2.50%            2.56%           2.00%
$500,000 but less than $1,000,000....          2.00%            2.04%           1.75%

There is no initial sales charge on purchases of $1,000,000 or more. However, the Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for investments subject to a CDSC. If shares are redeemed within one or two years of purchase, depending on the amount of the purchase, a CDSC will be imposed on certain redemptions as follows:

                                                    DEALER        PERIOD DURING
ON PURCHASES OF:                          CDSC     ALLOWANCE    WHICH CDSC APPLIES
---------------------------------------   -----    ---------    ------------------
$1,000,000 but less than $2,500,000....   1.00%      1.00%            2 Years
$2,500,000 but less than $5,000,000....   0.50%      0.50%             1 Year
$5,000,000 and over....................   0.25%      0.25%             1 Year


CLASS A SHARES: REDEMPTION FEE. Upon the conversion of the Fund to open-end status, the Fund's outstanding shares were designated Class A shares. No sales charge was due as a result of the conversion. However, if such shares are redeemed or exchanged for shares of another open-end Pilgrim America Fund prior to one year from date of conversion, they will be subject to a 2% redemption fee payable to the Fund. The Fund reserves the right to waive or reduce the redemption fee in whole or in part.


CLASS B SHARES: DEFERRED SALES CHARGE ALTERNATIVE. If you choose the deferred sales charge alternative, you will purchase Class B shares at their NAV per share without the imposition of a sales charge at the time of purchase. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of the Fund are subject to a distribution fee at an annual rate of 1.00% of the average daily net assets of the Class, which is higher than the distribution fee for Class A shares. The higher distribution fee means a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A shares. In connection with sales of Class B shares, the Distributor compensates Authorized Dealers at a rate of 4% of purchase payments subject to a CDSC. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined.


The amount of the CDSC charge is determined as a percentage of the lesser of the NAV of the Class B shares at the time of purchase or redemption. No charge will be imposed for any net increase in the value of shares purchased during the preceding six years in excess of the purchase price of such shares or for shares acquired either by reinvestment of net investment income dividends or capital gain distributions. The percentage used to calculate the CDSC will depend on the number of years since you invested the dollar amount being redeemed according to the following table:

          YEAR OF
         REDEMPTION
       AFTER PURCHASE          CDSC
----------------------------   ----
  First.....................    5%
  Second....................    4%
  Third.....................    3%
  Fourth....................    3%
  Fifth.....................    2%
  Sixth.....................    1%
  Seventh and following.....    0%

To determine the CDSC payable on redemptions of Class B shares, the Fund will first redeem shares in accounts that are not subject to a CDSC; second, shares acquired through reinvestment of net investment income dividends and capital gain distributions; third, shares purchased more than 6 years prior to redemption; and fourth, shares subject to a CDSC in the order in which such shares were purchased. Using this method, your sales charge, if any, will be at the lowest possible CDSC rate.

Class B shares will automatically convert into Class A shares approximately eight years after purchase. For additional information on the CDSC and the conversion of Class B shares, see the Statement of Additional Information.


REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares of the Fund or of other open-end funds in the Pilgrim America Funds which offer Class A shares or shares with front-end sales charges ('Participating Funds') by completing the Letter of Intent section of the New Account Application. Executing the Letter of Intent expresses an intention to invest a specified amount during the next 13 months, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter amount multiplied by the maximum sales charge imposed on purchases of the applicable fund and class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the New Account Application or the Statement of Additional Information for details on the Letter of Intent option or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.



The sales charge for your investment may also be reduced by taking into account the current value of your existing holdings in the Fund or any other open-end funds in the Pilgrim America Funds (excluding Pilgrim America General Money Market shares) ('Rights of Accumulation'). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time by: (i) an investor; (ii) the investor's spouse and children under the age of majority; (iii) the investor's custodian account(s) for the benefit of a child under the Uniform Gifts to Minors Act; (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and other employee benefit plans qualified under Section 401 of the Internal Revenue Code); and (v) trust companies, registered investment advisers, banks and bank trust departments for accounts over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. See the New Account Application or the Statement of Additional Information for details or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.


For purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the open-end Pilgrim America Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge but such combination will not affect any CDSC which may be imposed upon the redemption of those shares. Additionally, shares held by investors in Class M shares of other Pilgrim America Funds may be combined with Class A Shares for a reduced sales charge.

WAIVERS OF CDSCS. The CDSC on Class A or Class B shares will be waived in the case of a redemption following the death or permanent disability of a shareholder if made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares of the Fund owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for those shares held at the time of death or initial determination of permanent disability. The CDSC also may be waived for Class B Shares redeemed pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

The CDSC also will be waived in the case of a total or partial redemption of shares of the Fund in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The shareholder must have attained the age of 70 1/2 to qualify for the CDSC waiver relating to mandatory distributions. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation of service. The shareholder must notify the Transfer Agent either directly or through the Distributor, at the time of redemption, that the shareholder is entitled to a waiver of the CDSC. The CDSC Waiver Form included in the New Account Application must be completed and provided to the Transfer Agent at the time of the redemption request. The waiver will be granted subject to confirmation of the grounds for the waiver. The foregoing waivers may be changed at any time.

REINSTATEMENT PRIVILEGE. Class B shareholders who have redeemed their shares in any open-end Pilgrim America Fund within the previous 90 days may repurchase Class B shares at NAV (at the time of reinstatement) in an amount up to the redemption proceeds. Reinstated Class B shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated.

To exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction. See 'Tax Considerations' in the Statement of Additional Information.

SPECIAL PURCHASES WITHOUT A SALES CHARGE. Class A shares may be purchased at NAV without a sales charge by:

     1)  Class A shareholders who have redeemed their shares in any open-end

         Pilgrim America Fund within the previous 90 days. These shareholders may repurchase shares at NAV in an amount equal to their net redemption proceeds. Authorized Dealers who handle these purchases may charge fees for this service.

     2) Any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unrelated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC.

     3) Any charitable organization or governmental entity that has determined that the Fund is a legally permissible investment and which is prohibited by applicable law from paying a sales charge or commission in connection with the purchase of shares of any mutual fund.

     4) Officers, directors and full-time employees of Pilgrim America Capital Corporation and its subsidiaries.

     5) Certain fee based broker-dealers or registered representatives thereof or registered investment advisers under certain circumstances making investments on behalf of their clients.

     6) Shareholders who have authorized the automatic transfer of dividends from the same class of another open-end Pilgrim America Fund distributed by the Distributor or from Pilgrim America Prime Rate Trust.

     7) Registered investment advisors, trust companies and bank trust departments investing in Class A shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in the Fund or in any combination of shares of the Fund plus Class A shares of certain other Participating Funds as described herein under 'Pilgrim America Purchase Options(Trademark)--Reduced Sales Charges', during the 13 month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay Authorized Dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12 month period following the transaction.


     8) Accounts as to which a bank or broker-dealer charges an account management fee ('wrap accounts').


     9) Broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins).

     10) Broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with Pilgrim America Funds or an affiliate, subject to certain operational and minimum size requirements specified from time to time by the Pilgrim America Funds.

The Fund may terminate or amend the terms of offering shares of the Fund at NAV to these investors at any time. For additional information, contact the Shareholder Servicing Agent at (800) 992-0180, or see the Statement of Additional Information.


INCENTIVES. The Distributor, at its expense, will provide additional promotional incentives to Authorized Dealers in connection with sales of shares of the Fund and other open-end funds in the Pilgrim America Funds. In some instances, additional compensation or promotional incentives will be offered to Authorized Dealers that have sold or may sell significant amounts of shares. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Fund or other mutual funds in the Pilgrim America Group and/or other events sponsored by Authorized Dealers.

In addition, the Distributor will, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the Fund over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.25% of the value of the Fund's shares sold by the dealer during a particular period, and (2) 0.10% of the value of the Fund's shares held by the dealer's customers for more than one year, calculated on an annual basis.

RULE 12B-1 PLANS. The Fund has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to each class of shares of the Fund ('Rule 12b-1 Plan'). Under the Rule 12b-1 Plan, the Distributor may receive from the Fund an annual fee in connection with the offering, sale and shareholder servicing of Class A and Class B shares at an annual rate of up to 0.35% and 1.00%, respectively, of the average daily net assets of Class A and Class B shares of the Fund. Currently, the Board of Directors has approved annual fees of 0.25% and 1.00%, respectively, which are accrued daily and paid monthly. Of these amounts, fees equal to an annual rate of 0.25% of the average daily net assets of the Fund are for shareholder servicing for each of the classes. Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A or Class B shares of the Fund, including payments to Authorized Dealers, and for shareholder servicing. These fees may be used to pay the costs of the following: payments to Authorized Dealers; promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders;

supplemental payments to Authorized Dealers that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plan. With respect to the Fund's Class B shares, no more than 0.75% per annum of the average net assets of Class B shares of the Fund may be used to finance distribution expenses, exclusive of shareholder servicing payments. With respect to Class A and Class B shares of the Fund, no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of the Fund's average net assets held by the Authorized Dealer's clients or customers. The Distributor will receive payment under the Rule 12b-1 Plans without regard to actual distribution expenses that it incurs.

Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at the annual rate of 0.25% of the Fund's average daily net assets of each of the Class A and Class B shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A or B shares and they cease upon exchange (or purchase) into Pilgrim America General Money Market Shares. The payments are also subject to the continuation of the relevant distribution plan, the terms of service agreements between dealers and the Distributor, and any applicable limits imposed by the National Association of Securities Dealers, Inc. The distribution and service fees for Class A shares acquired prior to the Fund's conversion to an open-end investment company will be paid to the Distributor.

OTHER EXPENSES. In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with the Investment Manager. Most Fund expenses are allocated proportionately among each of the classes of the Fund. However, the Rule 12b-1 Plans' fees for each class of shares are charged proportionately only to the outstanding shares of that class.

PURCHASING SHARES

Your Authorized Dealer can help you establish and maintain your account, and the Shareholder Servicing Agent is available to assist you with any questions you may have.


The Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000.00 ($250.00 for Qualified Retirement Accounts).



      METHOD                         INITIAL INVESTMENT                                 ADDITIONAL INVESTMENT
By contacting your   The minimum initial investment in the Fund is        The minimum for additional investment in the Fund
Authorized Dealer    $1,000 ($250 for Qualified Retirement Accounts).     is $100. Visit or consult your Authorized Dealer.
                     Visit or consult your Authorized Dealer.

By mail              Make your check payable to Pilgrim America Funds     Fill out the account additions form included on
                     and mail it, along with a completed New Account      the bottom of your account statement along with
                     Application, to the address indicated on the New     your check payable to the Fund and mail them in
                     Account Application. Please indicate an Authorized   the envelope provided with the account statement.
                     Dealer on the application.                           Remember to write your account number on the
                                                                          check.

By wire              For first time orders, call the Pilgrim America      Call the Pilgrim America Order Department at (800)
                     Order Department at (800) 336-3436 to obtain an      336-3436 to obtain a wire reference number. Give
                     account number and indicate an Authorized Dealer     that number to your bank and have them wire the
                     on the account. Instruct your bank to wire funds     funds in the same manner described under 'Initial
                     to the Fund in care of:                              Investment.'

                     Investors Fiduciary Trust Co.
                     ABA #101003621
                     Kansas City, MO
                     credit to:

                     Pilgrim America Bank and Thrift Fund, Inc.

                     A/C# 752-4854 for further credit to:
                     Shareholder A/C


                     # -----------------------------------------
                     (A/C # you received over the telephone)

                     Shareholder Name:

                     ------------------------------------------
                     (Your Name Here)

                     After wiring funds you must complete the New
                     Account Application and send it to:

                       Pilgrim America Order Dept.
                       P.O. Box 419368
                       Kansas City, MO 64141-6368


The Fund and the Distributor reserve the right to reject any purchase order. The Investment Manager reserves the right to waive the minimum investment amounts. Please note third party checks will not be accepted.

PRICE OF SHARES. Purchase, sale and exchange orders are effected at NAV for the respective class of shares of the Fund, determined after the order is received by the Transfer Agent or Distributor, plus any applicable sales charge (Public Offering Price).

Purchases of each class of the Fund's shares are effected at the Fund's Public Offering Price determined after a purchase order has been received in proper form. A purchase order will be deemed to be in proper form when all of the required steps set forth above under 'Purchase of Shares' have been completed. In the case of an investment by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. A shareholder who purchases by wire must submit an application form in a timely fashion. If an order or payment by wire is received after the close of the New York Stock Exchange, 4:00 p.m. Eastern Time (1:00 p.m., Pacific
Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

DETERMINATION OF NET ASSET VALUE. The NAV of each class of the Fund's shares will be determined daily as of the close of trading on the New York Stock Exchange (usually at 4:00 p.m. New York City time) on each day that it is open for business. Each class' NAV represents that class' pro rata share of the Fund's net assets as adjusted for any class specific expenses (such as fees under a Rule 12b-1 plan), divided by that class' outstanding shares. In general, the value of the Fund's assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities. The NAV per share of each class of shares of the Fund will fluctuate in response to changes in market conditions and other factors. Portfolio securities for which market quotations are readily available are stated at market value. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. In other cases, securities are valued at their fair value as determined in good faith by the Board of Directors of the Fund, although the actual calculations will be made by persons acting under the supervision of the Board.


PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, see the New Account Application or contact the Shareholder Servicing Agent at (800) 992-0180.



RETIREMENT PLANS. The Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. It also has available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. Investors Fiduciary Trust Company ('IFTC') acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. IFTC currently receives a $12.00 custodian fee annually for maintenance of such accounts.


TELEPHONE ORDERS. The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include: (i) recording telephone instructions for exchanges and expedited redemptions; (ii) requiring the caller to give certain specific identifying information; and (iii) providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions. Telephone redemptions may be executed on all accounts other than retirement accounts.

EXCHANGE PRIVILEGES AND RESTRICTIONS



An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Shareholder Servicing Agent at (800) 992-0180. There is no specific limit on exchange frequency; however, the shares in the Fund are intended for long term investment and not as a trading vehicle. The Investment Manager reserves the right to prohibit excessive exchanges (more than four per year). The Investment Manager reserves the right, upon 60 days' prior notice, to restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged.


Shares of one class of the Fund may be exchanged for shares of that same class of any other open-end Pilgrim America Fund other than Pilgrim America General Money Market Shares ('Money Market'), at NAV without payment of any additional sales charge. If you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shares of the Fund that are not subject to a CDSC may be exchanged for shares of Money Market, and shares of Money Market acquired in the exchange may subsequently be exchanged for shares of any open-end Pilgrim America Fund of the same class as the original shares acquired. Shares of the Fund that are subject to a CDSC may be redeemed to purchase shares of Money Market upon payment of the CDSC. Shareholders of the Fund at the time of the Fund's conversion from a closed-end investment company to an open-end investment company who exchange their Class A shares issued upon conversion at any time before October 17, 1998 shall be subject to a 2% redemption fee payable to the Fund. The Fund reserves the right to waive or reduce the redemption fee in whole or in part. Shareholders exercising the exchange privilege with any of Pilgrim America Fund's other open-end funds should carefully review the prospectus of that fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the New Account Application that signifies that you do not wish to have this privilege. The exchange privilege is only available in states where shares of the Fund being acquired may be legally sold.

SYSTEMATIC EXCHANGE PRIVILEGE. Subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end Pilgrim America Fund. The exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

HOW TO REDEEM SHARES

Shares of the Fund will be redeemed at the NAV (less any applicable CDSC, redemption fee, and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock

Exchange is open for business.


            METHOD                                                PROCEDURES
Redemption By Contacting Your   Authorized Dealers may communicate redemption orders by wire or telephone to
Authorized Dealer               the Distributor. These firms may charge for their services in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

Redemption by Mail              A written request for redemption must be received by the Transfer Agent in order to constitute a valid tender. If certificated shares have been issued, the certificate must accompany the written request. The Transfer Agent may also require a signature guarantee by an eligible guarantor. It will also be necessary for corporate investors and other associations to have an appropriate certification on file authorizing redemptions by a corporation or an association before a redemption request will be considered in proper form.
                                A suggested form of such certification is provided on the New Account
                                Application. If you are entitled to a CDSC waiver, you must complete the CDSC waiver form in the New Account Application. To determine whether a signature guarantee or other documentation is required, shareholders may call the
                                Shareholder Servicing Agent at (800) 992-0180.

Expedited Redemption            The Expedited Redemption Privilege allows you to effect a liquidation from your account via a telephone call and have the proceeds (maximum $100,000)
                                mailed to an address which has been on record with Pilgrim America for at least 30 days. This privilege is automatically assigned to you unless you check the box on the New Account Application which signifies that you do not wish to utilize such option. The Expedited Redemption Privilege additionally allows you to effect a liquidation from your account and have the proceeds
                                (minimum $5,000) wired to your pre-designated bank account. This aspect of the
                                Expedited Redemption privilege will NOT automatically be assigned to you. If you want to take advantage of this aspect of the privilege, please check the appropriate box and attach a voided check to the New Account Application.
                                Under normal circumstances, proceeds will be transmitted to your bank on the second business day following receipt of your instructions, provided redemptions may be made. To effect an Expedited Redemption, please call the
                                Shareholder Servicing Agent at (800) 992-0180. In the event that share certificates have been issued, you may not request a wire redemption by telephone or wire. This option also is not available for retirement accounts.


SYSTEMATIC WITHDRAWAL PLAN. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount in excess of $100 made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. During the withdrawal period, you may purchase additional shares for deposit to your account if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200, whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply. Shareholders of the Fund at the time of the Fund's conversion to an open-end investment company may redeem the Class A shares received upon the conversion through a Systematic Withdrawal Plan, but the shares redeemed will be subject to a 2% redemption fee.

The number of full and fractional shares equal in value to the amount of the payment will be redeemed at NAV (less any applicable CDSC or redemption fee). Such redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. To establish a systematic cash withdrawal, please complete the Systematic Withdrawal Plan section of the New Account Application. To have funds deposited to your bank account, follow the instructions on the New Account Application.

You may change the amount, frequency and payee, or terminate this plan by giving written notice to the Transfer Agent. As shares of the Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes. A Systematic Withdrawal Plan may be modified at any time by the Fund or terminated upon written notice by you or the Fund.

PAYMENTS. Payment to shareholders for shares redeemed or repurchased ordinarily will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire of federal funds. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission. Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share. The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

                             MANAGEMENT OF THE FUND

MANAGEMENT OF THE FUND. The Fund is a registered investment company that was incorporated in Maryland in November, 1985 as a closed-end, diversified management investment company. The Fund operated as a closed-end fund prior to October 17, 1997. On October 16, 1997, shareholders approved open-ending the Fund and since October 17, 1997, the Fund has operated as an open-end fund. The Fund is governed by a Board of Directors, which oversees the operations of the Fund. The majority of Directors are not affiliated with the Investment Manager.

INVESTMENT MANAGER.  Pilgrim America Investments, Inc. ('PAII' or the

'Investment Manager') serves as Investment Manager. The Investment Manager is responsible for managing the general day-to-day operations of the Fund including selecting the Fund's investments and placing the Fund's portfolio transactions. The Fund and the Investment Manager have entered into an agreement that requires the Investment Manager to provide all investment advisory and portfolio management services for the Fund. It also requires the Investment Manager to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Investment Manager provides the Fund with office space, equipment and personnel necessary to administer the Fund. The agreement with the Investment Manager can be canceled by the Board of Directors of the Fund upon 60 days' written notice. Organized in December 1994, the Investment Manager is registered as an investment adviser with the Securities and Exchange Commission.

The Investment Manager bears its expenses of providing the services described above. The Fund pays the Investment Manager a fee at an annual rate based on a percentage of average daily net assets. The fee is

1.00% of the first $30,000,000 of average daily net assets, 0.75% of the next $95,000,000 of average daily net assets, and 0.70% of average daily net assets in excess of $125,000,000. These fees are computed and accrued daily and paid monthly.

The Investment Manager and Pilgrim America Securities, Inc. ('Distributor'), the Fund's principal underwriter, are wholly owned subsidiaries of Pilgrim America Group, Inc. ('Shareholder Servicing Agent'), which is a wholly owned subsidiary of Pilgrim America Capital Corporation (NASDAQ: PACC). Through its subsidiaries, Pilgrim America Capital Corporation engages in the financial services business, focusing on providing investment advisory, administrative and distribution services to open-end and closed-end investment companies and private accounts.


INVESTMENT PERSONNEL. Carl Dorf, C.F.A., Senior Vice President and Senior Portfolio Manager of the Fund, has been managing the Fund's portfolio since January 1991, when he joined the Investment Manager's predecessor. Mr. Dorf is also a Senior Vice President of the Investment Manager. Prior to his joining the Investment Manager's predecessor, he was a principal of Dorf & Associates Investment Counsel. His 30 plus years of portfolio management and research experience include positions with Moody's Investors Service, Inc. as an analyst in the Banking & Finance Department; with Nuveen Corp. as a financial securities analyst; with Loews Corp. as a fund manager with responsibility for $150 to $250 million in utility and financial stocks; with BA Investment Management Corp. as a senior stock analyst; and with RNC Capital Management as manager of 150 individual, pension, and profit-sharing accounts. A Chartered Financial Analyst, Mr. Dorf earned both BBA/Finance and Investments and MBA/Finance and Investments degrees from the Bernard Baruch School of Business and Public Administration, The City College of New York.



SHAREHOLDER SERVICING AGENT. Pilgrim America Group, Inc. serves as Shareholder Servicing Agent for the Fund. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. The Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

PORTFOLIO TRANSACTIONS. The Investment Manager places orders to execute the securities transactions that are designed to implement the Fund's investment objectives and policies. The Investment Manager uses its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks ('brokers') that provide 'best execution' of these orders. In placing purchase and sale transactions, the Investment Manager may consider brokerage and research services provided by a broker to the Investment Manager, and the Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if the Investment Manager determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. In addition, the Investment Manager may place securities transactions with brokers that provide certain services to the Fund. The Investment Manager also may consider a broker's sale of Fund shares if the Investment Manager is satisfied that the Fund would receive best execution of the transaction from that broker.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. Dividends and distributions from net investment income and capital gains, if any, will be determined on a class basis for the Fund and paid at least annually.

Any dividends and distributions paid by the Fund will be automatically reinvested in additional shares of the respective class of the Fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment.


You may, upon written request or by completing the appropriate section of the New Account Application in this Prospectus, elect to have all dividends and other distributions paid on a Class A or B account in the Fund invested into another Pilgrim America Fund which offers Class A or B shares. Both accounts must be of the same class. If you are a shareholder of Pilgrim America Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any open-end Pilgrim America Fund. Distributions are invested into the selected funds at the net asset value as of the payable date of the distribution only if shares of such selected funds have been registered for sale in the investor's state.



FEDERAL TAXES. The Fund intends to operate as a 'regulated investment company' under the Internal Revenue Code. To qualify, the Fund must meet certain income, asset diversification and distribution requirements. In any fiscal year in which the Fund so qualifies and distributes to shareholders all of its taxable income, the Fund itself is relieved of federal income tax.



Dividends paid out of the Fund's investment company taxable income (including dividends, interest and short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends will be taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, but the rate of tax will depend on the Fund's holding period for the assets whose sale results in the gain.


All dividends and capital gains are taxable whether they are reinvested or received in cash, unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes. Dividends declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.


Upon the sale or other disposition of shares of the Fund, a shareholder may realize a gain or loss which will be a capital gain or loss if the shares are held as a capital asset and, if so, may be eligible for reduced federal tax rates, depending on the shareholder's holding period for the shares.


If you have not furnished a certified correct taxpayer identification number (generally your Social Security number) and have not certified that withholding does not apply, or if the Internal Revenue Service has notified the Fund that the taxpayer identification number listed on your account is incorrect according to their records or that you are subject to backup withholding, federal law generally requires the Fund to withhold 31% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to your federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from ordinary dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax adviser for further information.


                            PERFORMANCE INFORMATION

From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). Total returns and current yield are based on past results and are not necessarily a prediction of future performance.

ADDITIONAL PERFORMANCE QUOTATIONS. Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

                             ADDITIONAL INFORMATION

MORE ABOUT THE FUND. The Fund's Articles of Incorporation permit the Directors to authorize the creation of additional series, each of which may issue separate classes of shares. The Fund may be terminated and liquidated under certain circumstances.

VOTING RIGHTS. Shareholders have certain voting rights. Each share of the Fund is given one vote. Matters to be acted upon that affect the Fund as a whole, including approval of a new investment advisory agreement and changes in the Fund's fundamental policies, will require the affirmative vote of the shareholders of the Fund. Matters affecting a certain class of shares of the Fund will only be voted on by shareholders of that particular class. As a Maryland corporation, the Fund is not required to hold annual shareholder meetings, although special shareholder meetings may be held from time to time.

                     [This page intentionally left blank]

                             Pilgrim America Funds
                            NEW ACCOUNT APPLICATION

 SEND COMPLETED APPLICATION TO: PILGRIM AMERICA FUNDS, P.O. BOX 419368, KANSAS
                           CITY, MISSOURI 64141-6368

   SECTIONS 1 THROUGH 6 MUST BE COMPLETED FOR YOUR ACCOUNT TO BE ESTABLISHED.
--------------------------------------------------------------------------------
1.  ACCOUNT REGISTRATION
    TYPE OF ACCOUNT
    (Check one only)
  / / INDIVIDUAL


-----------------  --------------   ----------------    ------------------------
  First Name       Middle Initial   Last Name           Social Security Number*
                                                        (first individual only)

/ / JOINT TENANT


-----------------  --------------   --------------------------------------------
  Joint Tenant's   Middle Initial   Last Name
  First Name


/ / GIFT/TRANSFER TO MINOR


-----------------------------------------------  -------------------------------
  Custodian's Name (one only)                    Minor's Name (one only)


-----------------------------------------------  -------------------------------
  Under Uniform Gift/Transfers to                Minor's Social Security Number*
  Minors Act of (State)


/ / GUARDIANSHIP/CONSERVATORSHIP


------------------------   ------------------------   --------------------------
  Guardian/Conservator     Ward/Incompetent or        Ward/Incompetent or
                           Minor's Name (one only)    Minor's Social Security
                                                      Number*


/ / CORPORATION, PARTNERSHIP, TRUST OR OTHER ORGANIZATION

----------------------------------------------   -------------------------------
  Exact Name of Corporation, Partnership or      Taxpayer Identification Number*
  other Organization


--------------------------------------------------------------------------------
  Trustee Accounts Only: Name of all Trustees required by trust agreement to sell/purchase shares


---------------------    ----------------------    -----------------------------
  Date of Trust          Name of Trust             Taxpayer Identification
  Agreement                                        Number*


/ / OTHER

--------------------------------------------------------------------------------
* Pilgrim America Funds reserve the right to reject any application which does not include a certified Social Security Number or Taxpayer Identification Number ('TIN'), or does not indicate that such number has been applied for by checking the 'Awaiting TIN' box on page 29.

--------------------------------------------------------------------------------
2.  MAILING ADDRESS

----------------------------------   --------  ------     -----     ----------
  Street Address                     Apartment  City      State     Zip Code
                                     Number

(      )                 (      )
-------------------      -----------------------
Business Phone           Home Phone

--------------------------------------------------------------------------------
3. INVESTMENT INFORMATION

  PLEASE INDICATE DOLLAR AMOUNT AND FUND IN SPACES PROVIDED. $1,000 MINIMUM FOR EACH FUND. IF MORE THAN ONE FUND IS SELECTED, ACCOUNT MUST HAVE IDENTICAL REGISTRATIONS, CLASS OF SHARES AND OPTIONS. IF NO CLASS OF SHARES IS SELECTED, CLASS A SHARES WILL BE AUTOMATICALLY SELECTED.


                                                       CLASS OF SHARES (CHECK
          FUND NAME                   AMOUNT                    ONE)*

1.                                  $                A / /      B / /      M / /
   -------------------------------     -------
2.                                  $                A / /      B / /      M / /
   -------------------------------     -------
3.                                  $                A / /      B / /      M / /
   -------------------------------     -------

4.                                  $                A / /      B / /      M / /
   -------------------------------     -------
5.                                  $                A / /      B / /      M / /
   -------------------------------     -------
6.                                  $                A / /      B / /      M / /
   -------------------------------     -------


  / / A check payable to the Pilgrim America Funds is included for $          .
                                                                    ----------

  / / Payment has been made by Dealer purchase on
                                                  ------------
                                                     (Date)

$
  ------------   ------------------------------------------------
   (Amount)             (Order Number)

  / / Payment has been made by Federal funds wire                 on
                                                  ---------------     -------
                                                  (Reference No.)     (Date)
                             $
      ------------------      ---------------
        (Account No.)            (Amount)


  *  Pilgrim America Bank and Thrift Fund, Inc. does not offer Class M shares.


--------------------------------------------------------------------------------
4. DIVIDEND AND DISTRIBUTION OPTIONS

  (Check one only) -- If no option is selected, all distributions will be reinvested.

  / / Reinvest all dividends and capital gains.

  / / Reinvest all dividends and capital gains into an existing account in another Pilgrim America Fund using the Dividend Transfer Option.


  --------------------------------------      ----------------------------------
  Fund Name                                   Account Number


/ / Pay all dividends and reinvest        I request the payable distributions
    capital gains.                        be: (Check one.)

/ / Pay all capital gains in cash and
    reinvest dividends.                   / / Sent to the address in Section 2.

/ / Pay all dividends and capital         / / Directly deposited in my bank
    gains.                                    account. (Please attach a voided

                                              check to Section 6). If voided
    (IF ANY PAY OPTION IS SELECTED,           check is not enclosed, will
    COMPLETE INFORMATION AT RIGHT)            be sent to address in Section 2.

                                          / / Sent to a special payee listed in
                                              Section 9.

--------------------------------------------------------------------------------
5. AUTHORIZED DEALER INFORMATION

-----------------------------------      ---------------------------------------
Authorized Dealer Name                   Registered Representative's Name


-----------------------------------      ---------------------------------------
Branch Office Address      Branch #      Registered Representative's Number


-----------------------------------      --------------------    ---------------
City                                     State                         Zip Code


-----------------------------------      ---------------------------------------
Registered Representative's Phone        Authorized Signature of Authorized
                                         Dealer

--------------------------------------------------------------------------------
6. SIGNATURES


I have read the prospectus and application for the Fund in which I am investing and agree to its terms. I am also aware that Telephone Exchange and Redemption Privileges exist and that these privileges are automatically available unless affirmatively declined. I also understand that if Pilgrim America, the Fund, the Transfer Agent or the Sub-Transfer Agent fail to follow the procedures outlined in the prospectus and in the Telephone Transaction Authorization hereto, such entity may be liable for losses due to unauthorized or fraudulent instructions. I further understand that I must carefully review each account confirmation statement or other documentation of transactions that I receive to ensure that my instructions have been properly acted upon. If any discrepancies are noted, I agree to notify Pilgrim America, the Fund, the Transfer Agent or the Sub-Transfer Agent in a timely manner, but in no event more than 15 days from receipt of such confirmation statement or documentation of transaction. Failure to notify one of the above entities on a timely basis will relieve such entities of any liability with respect to the transaction and any discrepancy. See the Exchange Privileges and Restrictions and How to Redeem Shares sections in the Prospectus for procedures. I am of legal age. Sign below exactly as printed in
Section 1. For joint registration, all must sign.




            ATTACH VOIDED CHECK HERE            [PICTURE OF A RIGHT ARROW]
                (IF APPROPRIATE)

For Corporations, Trusts, or Partnerships: We hereby certify that each of the persons listed below has been duly elected, and is now legally holding the offices set forth opposite his/her name and has the authority to make this authorization. Please print titles below if signing on behalf of a business or trust to establish this account.

CERTIFICATION: UNDER PENALTIES OF PERJURY, I/WE CERTIFY THAT:

I am not subject to backup withholding because I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or because the IRS has notified me that I am no longer subject to backup withholding (if you are currently subject to backup withholding as a result of a failure to report all interest or dividends, please cross out the preceding statement), AND (CHECK AS APPROPRIATE):

/ / The number shown above is my correct TIN, or that of the minor named in section 1.

/ / Awaiting TIN. I have not previously been issued a TIN, have applied for one or intend to apply for one in the near future, and am waiting for a number to be issued to me. I understand that if I do not provide a certified TIN to Pilgrim America within 60 days, Pilgrim America is required to commence 31% backup withholding until I provide a certified TIN and may be required immediately to impose 31% backup withholding on certain withdrawals from my account until I provide a certified TIN.

/ / Exempt Payee. The account owner is an exempt payee. Individuals cannot be exempt. Check this box only after reading the instructions on page 39 to see whether the account owner is an exempt payee. (You must still provide a TIN.)



Permanent address for tax purposes: ----------  -------  -----  -------  -------
                                     Street     City     State  Country  Postal
                                     Address                             Code


NOTE: THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISIONS OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.


------------------------------------     ---------------------------------------
Signature                       Date     President, Trustee, General Partner
                                           or Title

------------------------------------     ---------------------------------------
Signature                       Date     Co-owner, Secretary of Corporation,
                                           Co-Trustee, etc.


    CHECK THE APPROPRIATE BOXES BELOW AND PROVIDE THE REQUESTED INFORMATION


/ / I am a United States Citizen.


/ / I am a non-resident alien* (a Form W-8 will be provided to you by Pilgrim
    America. Please complete it as requested as soon as possible).

/ / I am a resident alien and a social security number has been supplied on page one of this New Account application (a Form 1078 will be provided to you by Pilgrim America. Please complete it and return it as requested).

/ / If not a United States Citizen, please indicate what country you are a permanent tax resident of:


    ----------------------------------------------------------------------------

* If the Pilgrim America account will be registered in joint registration with another individual or individuals, each non-resident alien must complete and return a Form W-8.

--------------------------------------------------------------------------------

7. PURCHASE OPTIONS

    REDUCED SALES CHARGE


    / / I qualify for a Reduced Sales Charge with the account(s) listed below.
        Included are the account numbers of all classes of shares of Pilgrim America Funds that I or my immediate family (spouse and children under age 21) already own.



------------------------------------     ---------------------------------------
Fund Name                                Account Number


------------------------------------     ---------------------------------------
Fund Name                                Account Number


------------------------------------     ---------------------------------------
Fund Name                                Account Number


--------------------------------------------------------------------------------
    LETTER OF INTENT (Check one only)


    / / I wish to establish a new Letter of Intent. (If Reduced Sales Charge or
        90-day backdate privilege is applicable, provide the amount and account(s) information below.) I agree to the terms of the Letter of Intent as set forth in the Prospectus and Statement of Additional Information, and grant Pilgrim America Securities, Inc. a security interest in the escrowed shares as set forth in the Statement of Additional Information. I understand that I am not obligated to invest an aggregate amount equal to the amount checked below, but if I do not, Pilgrim America Securities, Inc. may deduct the amount of any sales charge owed from the escrowed shares.

    / / Please apply this purchase to an existing Letter of Intent with the account(s) listed below.

    / / Please amend my existing Letter of Intent with the new amount indicated below.

    If establishing a Letter of Intent, you will need to purchase over a thirteen-month period in accordance with the provisions of the Prospectus and Statement of Additional Information. The aggregate amount of these purchases will be at least equal to the amount listed below:

    / / $50,000   / / $100,000   / / $250,000   / / $500,000   / / $1,000,000


------------------------------------     ---------------------------------------
Fund Name                                Account Number

------------------------------------     ---------------------------------------
Fund Name                                Account Number

--------------------------------------------------------------------------------
    PRE-AUTHORIZED INVESTMENT PLAN -- AUTOMATIC INVESTING

    / / I wish to invest on a monthly, quarterly, semi-annual or annual basis, directly from my checking account into the following fund(s).
     (PLEASE COMPLETE THE PRE-AUTHORIZED INVESTMENT PLAN AGREEMENT HEREIN AND
        ATTACH A VOIDED CHECK TO SECTION 6.)

--------------------   ----------------------     ------------------------------
Fund Name              Fund Name                  Fund Name


Amount $            , to start  / / 5th or / / 20th of        ,
        ------------                                   -------    --------------
        Minimum $100                                    Month          Year


    / /  monthly    / /  quarterly    / /  semi-annually    / /  annually


--------------------------------------------------------------------------------
    SPECIAL PURCHASE WITHOUT A SALES CHARGE


    / / I (We) declare that the investment referenced herein is exempt from the imposition of the normal front-end sales charge for the reason(s) listed below (please refer to the 'Special Purchases Without a Sales Charge' section of the prospectus):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    This privilege will only be granted upon confirmation of your entitlement.


--------------------------------------------------------------------------------
8. ADDITIONAL OPTIONS

    TELEPHONE EXCHANGE PRIVILEGE -- IF ACCEPTED, ACCOUNTS MUST HAVE THE SAME ACCOUNT INFORMATION, OPTIONS AND CLASS OF SHARES. UNLESS YOU DECLINE THIS PRIVILEGE BY CHECKING THE BOX BELOW, YOU WILL AUTOMATICALLY BE ASSIGNED IT.*

    / / I decline telephone exchange, and do not want this privilege. (See
        Exchange Privileges and Restrictions section for procedures.)
--------------------------------------------------------------------------------

   EXPEDITED REDEMPTION PRIVILEGE -- AVAILABLE ON ALL NON-RETIREMENT ACCOUNTS. UNLESS YOU DECLINE THIS PRIVILEGE, YOU WILL AUTOMATICALLY BE ASSIGNED THE ABILITY TO REQUEST, VIA THE TELEPHONE, REDEMPTION PROCEEDS TO BE SENT TO THE ADDRESS IN SECTION 2.*


    / / I wish to redeem shares by telephone and request that the proceeds be directly deposited into my bank account. (Please attach a voided check to Section 6.) (If voided check is not enclosed, proceeds will be sent to address in Section 2.)


    / / I decline telephone redemption, and do not want this privilege.
        See Expedited Redemption section for procedures.

* Pilgrim America is authorized to act upon instructions received from you or anyone other than yourself representing himself as acting as your representative who can provide personal identification information as it appears in Pilgrim America's records.

  Pilgrim America will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. The Funds and their agents will not be liable for any loss, injury, damage, or expense incurred as a result of instructions communicated by telephone reasonably believed to be genuine. By accepting this privilege, you agree to hold the Funds and their agents harmless from any loss, claims, or liability arising from their compliance with such instructions. Telephone exchange and expedited redemption privileges are subject to the terms and conditions set forth in each Fund's Prospectus and Statement of Additional Information.

--------------------------------------------------------------------------------

    SYSTEMATIC EXCHANGE PRIVILEGE

    / /I have at least $5,000 in my Pilgrim America________________Fund account, for which no certificates have been issued and I would like to exchange:

    $         (min. of $50) into the                    Fund, Account #
     --------                         ----------------                 ---------

    $         (min. of $50) into the                    Fund, Account #
     --------                         ----------------                 ---------

    $         (min. of $50) into the                    Fund, Account #
     --------                         ----------------                 ---------

    on a / / monthly or / / quarterly basis starting in the month of
                                                                     -----------

    (Systematic Exchange Privilege is only available within the same Class of Shares)

--------------------------------------------------------------------------------

    SYSTEMATIC WITHDRAWAL PLAN (SWP)

    (Minimum account balance for a SWP is $10,000.)
    (Class B SWP's are processed free of contingent deferred sales charge if 12% or less of account value is redeemed on an annual basis.)

    / / I wish to automatically withdraw $                 from this account.
                                          ----------------
                                            Minimum $100

    / /  Monthly    / /  Quarterly    / /  Semi-Annually    / /  Annually

    I request this distribution be: (Check One)

    / / Sent to the address listed in Section 2. To begin            of        .
                                                          ----------   --------
        (Withdrawal will occur about 5 business days prior to the end of the month.)

    / / Sent to the payee listed in Section 9. To begin              of        .
                                                          ----------   --------
        (Withdrawal will occur about 5 business days prior to the end of the month.)


    / / Directly deposited in my bank account. (Please attach a voided check to Section 6.)

        To begin            of        .
                ----------   --------
        (Withdrawal will occur about 5 business days prior to the end of the month.)

--------------------------------------------------------------------------------

9. INTERESTED PARTY MAIL/DIVIDEND MAIL

    / / I wish to have my distributions sent to the address listed below.

    / / I wish to have duplicate confirmation statements sent to the interested party listed below.

    ----------------------------------------------------------------------------
    Name of Individual

    ----------------------------------------------------------------------------
    Street Address

    --------------------   -------------------------------------   -------------
    City                            State                              Zip Code

--------------------------------------------------------------------------------
               THIS APPLICATION IS NOT A PART OF THE PROSPECTUS.

                      [This page intentionally left blank]

                          AUTHORIZED DEALER AGREEMENT

     Under these plans, the Authorized Dealer signing the application acts as principal in all purchases of Fund shares and appoints Pilgrim America as its agent to execute the purchases and to confirm each purchase to the Investor. Pilgrim America remits semi-monthly to the Authorized Dealer the amount of its commissions. The Authorized Dealer hereby guarantees the genuineness of the signature(s) on the application and represents that he is a duly licensed Authorized Dealer and may lawfully sell Fund shares in the state designated by the Investor's mailing address, and that he has entered into a Selling Group Agreement with the Distributor with respect to the sale of fund shares. The Authorized Dealer signature on the Application signifies acceptance of the concession terms, and acceptance of responsibility for obtaining additional sales charges if specified purchases are not completed.

                             Cut on perforated line
 -------------------------------------------------------------------------------

              DETACH HERE AND RETURN THIS TO YOUR BANK IF YOU ARE
                 ESTABLISHING A PRE-AUTHORIZED INVESTMENT PLAN
(AUTHORIZATION TO HONOR CHECKS OR DEBIT INSTRUCTIONS DRAWN BY DST SYSTEMS, INC.,
      ON BEHALF OF THE PILGRIM AMERICA FUNDS, FOR AUTOMATIC PURCHASE PLAN)

                    PRE-AUTHORIZED INVESTMENT PLAN AGREEMENT

     As a convenience, I (we) hereby request and authorize you to pay and charge to my (our) account checks or debit instructions drawn on my (our) account by DST Systems, Inc., the Fund's Agent and payable to the order of the Fund provided there are sufficient collected funds in said account to pay the same upon presentation: I (we) agree that your rights with respect to each such check or debit instruction shall be the same as if it were a check or debit instructions drawn on you and signed personally by me (us). This authority is to remain in effect until revoked in writing and until you actually receive such notice. I (we) agree that you shall be fully protected in honoring any such checks or debit instructions.

     I (we) further agree that if any such check or debit instruction is dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever.

Signature(s) of Depositor(s) (signed exactly as shown on bank records)

X
 -------------------------------------------------------------------------------


X
 -------------------------------------------------------------------------------

                                                                          19
-------------------------------------------------------------------------   ----
Date Signed


                                 (PLEASE PRINT)

Name of Depositor (as shown on bank records)
                                            ------------------------------------

Bank Account Number
                   -------------------------------------------------------------

Name of Bank
            --------------------------------------------------------------------

Address of Bank
               -----------------------------------------------------------------

City/State/Zip of Bank
                      ----------------------------------------------------------

                      [This page intentionally left blank]

                            Pilgrim America Funds
            INSTRUCTIONS FOR COMPLETING THE NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------

This New Account Application can be used to open a new Pilgrim America Account, establish Shareholder privileges on existing accounts and be used in providing documentation for certain transactions. The completed Application should be forwarded along with your investment check payable to the Pilgrim America Group, or other appropriate documentation to: PILGRIM AMERICA FUNDS, P.O. BOX 419368, KANSAS CITY, MISSOURI 64141-6368.

This New Account Application may not be used to open a qualified retirement plan account for which Investors Fiduciary Trust Company acts as custodian.

1 ACCOUNT REGISTRATION
--------------------------------------------------------------------------------

Check the appropriate box and provide the information requested. Unless specified, accounts with more than one owner will be assumed to be 'Joint Tenants With Rights of Survivorship'.

All investors must sign the Account Application, and authorize the requested privileges.

For a child who is under the age of majority in your state of residence, 'Gift/transfer to minor' registration must be utilized.

2 MAILING ADDRESS
--------------------------------------------------------------------------------

This is the address of record for your account. All account confirmation statements will be forwarded to this address.

3 INVESTMENT INFORMATION
--------------------------------------------------------------------------------

State the fund(s) in which you are investing and the dollar amount of the investment. (Minimum initial investment is $1,000).

4 DIVIDEND AND DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

Pilgrim America offers several options for the treatment of dividends and capital gains distributions, if any, from your Pilgrim America investment.


You can have these payments distributed to you, or any other recipient you choose, in cash; in additional shares of the Fund which is paying the distribution or; in shares of another Pilgrim America Fund, at NAV without sales charge, via the Dividends Transfer Option. The Dividend Transfer Option is available only for open-end funds within Pilgrim America Funds.



5 AUTHORIZED DEALER INFORMATION
--------------------------------------------------------------------------------

Your financial professional can complete this section.

6 SIGNATURES
--------------------------------------------------------------------------------

All investors and authorized signers should sign in order to process the New Account Application and to certify your Social Security, Tax Identification Number or if applicable, your foreign status.

7 PILGRIM AMERICA PURCHASE OPTIONS(TRADEMARK)
--------------------------------------------------------------------------------

You can qualify for reduced sales charges via the Letter of Intent or Rights of Accumulation privileges.

The Letter of Intent allows you to qualify for reduced sales charges immediately.

Rights of Accumulation allow you to use the total of all of your Pilgrim America open-end fund investments in determining the sales charge of a current investment.

The Pre-Authorized Investment Plan provides a systematic method of investing periodically in the Pilgrim America Fund(s) of your choice. Minimum investments of at least $100 can be automatically debited from your bank account periodically for investment purposes.

8 ADDITIONAL OPTIONS
--------------------------------------------------------------------------------

The Telephone Exchange privilege will automatically be assigned to you unless you check the box in Section 8 which states that you do not wish to have this privilege.


The Expedited Redemption privilege allows you to effect a liquidation from your account via a telephone call and have the proceeds (Maximum of $100,000) mailed to your address of record. This privilege is automatically assigned to you unless you check the box in this section which states you do not want to take advantage of this privilege.


The Expedited Redemption privilege additionally allows you to effect a liquidation from your account and have the proceeds (minimum $5,000) wired to your pre-designated bank account. This privilege is NOT automatically assigned to you. If you want to take advantage of this privilege, please check the appropriate box and attach a voided check to Section 6 of the New Account

Application.

The Systematic Exchange Privilege allows you to automatically exchange shares of one fund for shares of the same class of another fund in regular pre-determined amounts and at regular pre-determined intervals.

The Systematic Withdrawal Plan allows you to automatically have a specific share or dollar amount ($100 minimum) liquidated from your account monthly, quarterly, semi-annually, or annually and forwarded to you or the payee of your choosing as long as the account has a current value of at least $10,000. Amounts designated for deposit to your bank account can be forwarded via the Automated Clearing House system by attaching a voided check for such basic account to Section 6 of the New Account Application.

9 INTERESTED PARTY MAIL/DIVIDEND MAIL
--------------------------------------------------------------------------------

You may authorize an additional party to receive copies of your confirmation statements (your Authorized Dealer will automatically receive such copies). If you wish to have additional copies of your confirmation statements mailed to an address other than your address of record, check the appropriate box in Section 9 and indicate such address.

You may have your cash dividend payments forwarded to an address other than your address of record by so indicating in Section 9. (If you wish your cash dividends to be forwarded to a bank for deposit to an account, refer to Section 4 of the New Account Application).

                      PILGRIM AMERICA FUNDS CLASS A AND B
                  CONTINGENT DEFERRED SALES CHARGE WAIVER FORM
     (TO BE COMPLETED ONLY IF THE UNDERSIGNED BELIEVES THAT HE IS ENTITLED
             TO A WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE.)

     If you believe you are entitled to a waiver of the Contingent Deferred Sales Charge in accordance with the terms set forth in the prospectus, you must complete this Contingent Deferred Sales Charge Waiver Form and send it the Fund's Transfer Agent at its address given below. The waiver will only be granted upon confirmation of your entitlement.

     Check the item below which the undersigned is relying upon for a waiver of the Contingent Deferred Sales Charge and send any required documents specified therein:

/ / Redemption is made upon the death or permanent disability of shareholder. (Enclose either a certified death certificate or certification of permanent disability (see below), whichever is appropriate).


/ /     Redemption is made in connection with mandatory distributions (upon attainment of age 70 1/2) from an IRA or other qualified retirement plan. (Enclose a certified birth certificate. Please contact Pilgrim America for a Distribution Request Form for IRA or other qualified retirement plan accounts where IFTC acts as custodian which must accompany this Contingent Deferred Sales Charge Waiver Form).

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
        Signature
                  --------------------------------------------------------------
                         (Exactly as on Account Registration)
        DATE
             -------------------------------------------------------------------
        Name(s)
                ----------------------------------------------------------------

        ------------------------------------------------------------------------
                                    (Please Print)

                       MAIL THE COMPLETED WAIVER FORM TO:
       PILGRIM AMERICA FUNDS, P.O. BOX 419368, KANSAS CITY, MO 64141-6368
                            DEFINITION OF DISABILITY

     An individual will be considered disabled if he meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such peron is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long continued and indefinite duration.

                          CERTIFICATION OF DISABILITY

 I _____________________________________ certify that I am a licensed physician
         Licensed Physician Name
in the State of _______________________________________________________________,
License # ____________ and that _________________ is under my care and is unable to perform the material duties of his or her regular occupation or employment; or is unable to engage in any substantial gainful activity by reason of a physical or mental impairment which may result in death or be of continued and indefinite duration. Date of determination of disability _______________________

Physician Signature                          Date
                    -----------------------       ------------------------------

                      [This page intentionally left blank]

         IMPORTANT INFORMATION REGARDING COMPLETION OF THE APPLICATION

   Effective in 1989, the Fund, and other payers, must, according to IRS regulations, withhold 31% of reportable dividends (whether paid or accrued) and redemption payments if a shareholder fails to provide a taxpayer identification number, and a certification that he is not subject to backup withholding in the SIGNATURES section of the Account Application form.

   (Section references are to the Internal Revenue Code, as amended).

BACKUP WITHHOLDING

You are subject to backup withholding if:
   (1) You fail to furnish your taxpayer identification number to the Fund in the manner required, OR

   (2) The Internal Revenue Service notifies the Fund that you furnished an incorrect taxpayer identification number, OR

   (3) You are notified that you are subject to backup withholding under section 3406(a)(1)(C), OR

   (4) For an interest or dividend account opened after December 31, 1983, you fail to certify to the payer that you are not subject to backup withholding under (3) above, or fail to certify your taxpayer identification number.

   For payments other than interest or dividends, you are subject to backup withholding only if (1) or (2) above applies.

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS 5, application for a Social Security Number Card, or Form SS 4, application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. Write 'applied for' in the space provided for a taxpayer identification number on the application and check the 'Awaiting TIN' box in the SIGNATURES section of this application.

WHAT NUMBER TO GIVE

Give the social security number or employer identification number of the record owner of the account. If the account belongs to you as an individual, give your social security number. If the account is in more than one name or is not in the name of the actual owner, see the chart below for guidelines on which number to report in completing the account registration section:

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) Show the name of the owner.

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS.--If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an underpayment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Certain payees are specifically exempted from backup withholding on ALL payments. Check the 'Exempt Payee' box in the Signature section if your account falls into one of the following categories. We will still need your taxpayer identification number.

o A corporation

o A financial institution.

o An organization exempt from tax under section 501(a), or an individual retirement plan.

o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

o A real estate investment trust.

o A common trust fund operated by a bank under section 584(a).

o An exempt charitable remainder trust, or a non exempt trust described in section 4947(a)(1).


o An entity registered at all times under the Investment Company Act of 1940. Payments of DIVIDENDS not generally subject to backup withholding include the following:

o Payments to nonresident aliens subject to withholding under section 1441.

o Payments to partnerships NOT engaged in a trade or business in the U.S. and which have at least one nonresident partner.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1984, payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

-------------------------------  -------------------------
GUIDELINES FOR DETERMINING       GIVE THE
PROPER NUMBER                    SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:        NUMBER OF--
-------------------------------  -------------------------
 1.   An individual's account    The individual

 2.   Two or more individuals    The actual owner of the
      (joint account)            account or, if combined
                                 funds any one of the
                                 individuals(1)

 3.   Husband and wife (joint    The actual owner of the
      account)                   account or, if joint
                                 funds, either person(1)

 4.   Custodian account to a     The minor(2)
      minor (Uniform Gift to
      Minors Act)

 5.   Adult and minor            The adult or if the minor
                                 is the only contributor,
                                 the minor(1)

 6.   Account in the name of     The ward, minor, or
      guardian or committee for incompetent person(3) a designated ward, minor or incompetent person

 7.   a. The usual revocable     The grantor-trustee(5)
         savings trust account
         (grantor is also
         trustee)

      b. So called trust

         account that is not a   The actual owner(1)
         legal or valid trust
         under state law

 8.   Sole proprietorship        The owner(1)
      account

-------------------------------  -------------------------

                                 GIVE THE EMPLOYER
                                 IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:        NUMBER OF--
-------------------------------  -------------------------
 9.   A valid trust, estate or   Legal entity (Do not
      pension trust              furnish the identifying
                                 number of the personal
                                 representative or trustee
                                 unless the legal entity
                                 itself is not designated
                                 in the account title.)(5)

10.   Corporate account          The corporation

11. Religious, charitable, or The organization educational organization account

12.   Partnership account held   The partnership
      in the name of the
      business

13.   Association, club or       The organization
      other tax exempt
      organization

14.   A broker or registered     The broker or nominee
      nominee

15.   Account with the           The public entity
      Department of Agriculture
      in the name of a public
      entity (such as a state
      or local government,
      school district, or
      prison) that receives
      agricultural program
      payments
-------------------------------  -------------------------

           PILGRIM AMERICA BANK
           AND THRIFT FUND, INC.

          40 NORTH CENTRAL AVENUE, SUITE 1200, PHOENIX, ARIZONA 85004
                                 1-800-992-0180

                               TABLE OF CONTENTS


                                                                    PAGE
                                                                    ----
     PILGRIM AMERICA BANK AND THRIFT FUND, INC. AT A GLANCE......      2

     SUMMARY OF EXPENSES.........................................      3

     FINANCIAL HIGHLIGHTS........................................      4

     PAST PERFORMANCE OF THE FUND................................      5

     INVESTMENT OBJECTIVES AND POLICIES..........................      8

     INVESTMENT PRACTICES AND RISK CONSIDERATIONS................      9

     THE BANKING AND THRIFT INDUSTRIES...........................     11

     SHAREHOLDER GUIDE...........................................     13
       Pilgrim America Purchase Options(Trademark)...............     13
       Purchasing Shares.........................................     18
       Exchange Privileges and Restrictions......................     20
       How to Redeem Shares......................................     21

     MANAGEMENT OF THE FUND......................................     22

     DIVIDENDS, DISTRIBUTIONS AND TAXES..........................     23

     PERFORMANCE INFORMATION.....................................     24

     ADDITIONAL INFORMATION......................................     25

     NEW ACCOUNT APPLICATION.....................................     27


                               INVESTMENT MANAGER
                       Pilgrim America Investments, Inc.
                      40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004

                                  DISTRIBUTOR
                        Pilgrim America Securities, Inc.
                      40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004




                          SHAREHOLDER SERVICING AGENT
                          Pilgrim America Group, Inc.
                      40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004

                                 TRANSFER AGENT
                               DST Systems, Inc.
                                P.O. Box 419368
                        Kansas City, Missouri 64141-6368

                                   CUSTODIAN
                       Investors Fiduciary Trust Company
                                801 Pennsylvania
                          Kansas City, Missouri 64105

                                 LEGAL COUNSEL
                             Dechert Price & Rhoads
                             1775 Eye Street, N.W.
                             Washington, D.C. 20006

                              INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP
                           725 South Figueroa Street
                         Los Angeles, California 90017

                                   PROSPECTUS
                                  MAY 1, 1998

                  PILGRIM AMERICA BANK AND THRIFT FUND, INC.

                            40 North Central Avenue
                                  Suite 1200
                            Phoenix, Arizona 85004

                                (800) 992-0180


                      Statement of Additional Information
                               dated May 1, 1998

Pilgrim America Bank and Thrift Fund, Inc. (the "Fund") is an open-end management investment company commonly known as a mutual fund. The Fund's primary investment objective is long-term capital appreciation. Income is the secondary objective. The Fund seeks to achieve its objectives by investing primarily in equity securities of national and state-chartered banks (other than money center banks), thrifts, the holding or parent companies of such depository institutions, and in savings accounts of mutual thrifts. These portfolio securities are selected principally on the basis of fundamental investment value and potential for future growth, including securities of institutions that the Fund believes are well-positioned to take advantage of opportunities currently developing in the banking and thrift industries. There is no assurance that the Fund will achieve its objectives.

This Statement of Additional Information is not a prospectus and it should be read in conjunction with the Fund's Prospectus, dated May 1, 1998
("Prospectus"), which has been filed with the Securities and Exchange Commission ("SEC"). Copies of the Prospectus may be obtained at no charge by calling (800) 992-0180.



                                                 TABLE OF CONTENTS
                                                                                                               Page
ORGANIZATION OF PILGRIM AMERICA BANK AND THRIFT FUND, INC.........................................................2

MANAGEMENT OF THE FUND............................................................................................2

INVESTMENT RESTRICTIONS...........................................................................................8

PORTFOLIO TRANSACTIONS............................................................................................9

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...................................................................11

DETERMINATION OF SHARE PRICE.....................................................................................15

SHAREHOLDER SERVICES AND PRIVILEGES..............................................................................16

DISTRIBUTIONS....................................................................................................18

TAX CONSIDERATIONS...............................................................................................18

SHAREHOLDER INFORMATION..........................................................................................20

CALCULATION OF PERFORMANCE DATA..................................................................................21

GENERAL INFORMATION..............................................................................................23

FINANCIAL STATEMENTS.............................................................................................23

          ORGANIZATION OF PILGRIM AMERICA BANK AND THRIFT FUND, INC.


Pilgrim America Bank and Thrift Fund, Inc. is an open-end management investment company commonly known as a mutual fund. The Fund was incorporated in Maryland in November, 1985 under the name "Pilgrim Regional BankShares, Inc." as a closed-end, diversified management investment company. The Fund changed its name from "Pilgrim Regional BankShares, Inc." to "Pilgrim America Bank and Thrift Fund, Inc." in April, 1996. The Fund operated as a closed-end fund prior to October 17, 1997. On October 16, 1997, shareholders approved open-ending the Fund and since October 17, 1997, the Fund has operated as an open-end fund.

The authorized capital stock of the Fund consists of 100,000,000 shares of common stock having a par value of $.001 per share. Holders of shares of the Fund have one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at the option of the shareholder. Shares have no preemptive rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such event the holders of the remaining shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.

The Board of Directors may classify or reclassify any unissued shares of the Fund into shares of another class or series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act of 1940 (the "1940 Act").

                            MANAGEMENT OF THE FUND

Board of Directors. The Fund is managed by its Board of Directors. The Directors and Officers of the Fund are listed below. An asterisk (*) has been placed next to the name of each Director who is an "interested person," as that term is defined in the 1940 Act, by virtue of that person's affiliation with the Fund or Pilgrim America Investments, Inc., the Fund's investment manager (the "Investment Manager").

Mary A. Baldwin, Ph.D, 2525 E. Camelback Road, Suite 200, Phoenix, Arizona 85016. (Age 58.) Director. Realtor, Coldwell Banker Success Realty (formerly, The Prudential Arizona Realty), for more than the last five years. Ms. Baldwin is also Vice President, United States Olympic Committee (November 1996 - Present), and formerly Treasurer, United States Olympic Committee (November 1992
- November 1996). Ms. Baldwin also is a director and/or trustee of each of the funds managed by the Investment Manager.

John P. Burke, 260 Constitution Plaza, Hartford, Connecticut 06310. (Age 65.) Director. Commissioner of Banking, State of Connecticut (January 1995 - Present). Mr. Burke was formerly President of Bristol Savings Bank (August 1992-

January 1995) and President of Security Savings and Loan (November 1989 - August
1992). Mr. Burke is also a director and/or trustee of each of the funds managed by the Investment Manager.

Al Burton, 2300 Coldwater Canyon, Beverly Hills, California 90210. (Age 70.) Director. President of Al Burton Productions, for more than the last five years. Formerly, Vice President, First Run Syndication, Castle Rock Entertainment (July 1992 - November 1994). Mr. Burton also is a director and/or trustee of each of the funds managed by the Investment Manager.


Bruce S. Foerster, 4045 Sheridan Avenue, Suite 432, Miami Beach, Florida 33140. (Age 57.) Director. President, South Beach Capital Markets Advisory Corporation (January 1995 - Present); Governor of the Philadelphia Stock Exchange (October 1997 - Present); Director of 2Connect Express, Inc. (December 1997 - Present), Mako Marine International (January 1996 - December 1997) and Aurora Capital, Inc. (since February 1995). Mr. Foerster was formerly Director of Mako Marine International (January 1996 - December 1997) and Managing Director Equity

Syndicate, Lehman Brothers (June 1992 - December 1994). Mr. Foerster also is a director and/or trustee of each of the funds managed by the Investment Manager.


Jock Patton, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 52.) Director. Private Investor. Director of Artisoft, Inc. (August 1994-Present). Formerly President and Co-owner, StockVal, Inc. (April 1993 - June 1997). Mr. Patton was also formerly a partner and director of the law firm of Streich, Lang, P.A. (1972 - 1993). Mr. Patton is also a director and/or trustee of each of the funds managed by the Investment Manager.


Robert W. Stallings*, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 49.) Chairman, Chief Executive Officer and President. Chairman, Chief Executive Officer and President of Pilgrim America Group, Inc. (since December 1994); Chairman, Pilgrim America Investments, Inc. (since December
1994); Director, Pilgrim America Securities, Inc. (since December 1994); Chairman, Chief Executive Officer and President of Pilgrim Government Securities Income Fund, Inc., Pilgrim America Investment Funds, Inc. and Pilgrim America Master Series, Inc. (since April 1995). Chairman, President and Chief Executive Officer of WESAV Investments, Inc. 2 (May 1991 - Present), Express America T.C. Corp. and EAMC Liquidation Corp. (December 1996 - Present); Chairman of WESAV Investments Corp. (August 1992 - Present); Chairman and Chief Executive Officer of Pilgrim America Capital Corporation (formerly, Express America Holdings Corporation) ("Pilgrim America") (August 1990 - Present).


The Fund pays each Director who is not an interested person a pro rata share, as described below, of (i) an annual retainer of $20,000; (ii) $1,500 per quarterly and special Board meeting; (iii) $500 per committee meeting; (iv) $500 per special telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by the Fund is based on the Fund's average net assets as a percentage of the average net assets of all the funds managed by the Investment Manager for which the Directors serve in common as directors/trustees.


Compensation of Directors.

The following table sets forth information regarding compensation of Directors by the Fund and other funds managed by the Investment Manager for the fiscal year ended December 31, 1997. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other funds managed by the Investment Manager. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards in the Fund Complex on which the Director serves.

                                                Compensation Table

---------------------------------------------------- ------------------ -------------- --------------- ---------------------
                                                                           Pension or                          Total
                                                                           Retirement                       Compensation
                                                                            Benefits       Estimated            From
                                                           Aggregate         Accrued         Annual          Registrant
                                                         Compensation      As Part of       Benefits          and Fund
                                                             from             Fund            Upon          Complex Paid
              Name of Person, Position                    Registrant        Expenses       Retirement       to Directors
---------------------------------------------------- ------------------ -------------- --------------- ---------------------
Mary A. Baldwin*, Director..........................         $4,474             N/A            N/A            $28,300
                                                                                                             (5 boards)
---------------------------------------------------- ------------------ -------------- --------------- ---------------------
John P. Burke* **, Director.........................         $3,422             N/A            N/A            $21,400
                                                                                                             (5 boards)
---------------------------------------------------- ------------------ -------------- --------------- ---------------------
Al Burton*, Director.................................        $4,491             N/A            N/A            $28,400
                                                                                                             (5 boards)
---------------------------------------------------- ------------------ -------------- --------------- ---------------------
Bruce S. Foerster*,  Director........................        $4,491             N/A            N/A            $28,400
                                                                                                             (5 boards)
---------------------------------------------------- ------------------ -------------- --------------- ---------------------
Jock Patton*,  Director  ............................        $4,491             N/A            N/A            $28,400
                                                                                                             (5 boards)
---------------------------------------------------- ------------------ -------------- --------------- ---------------------
Robert W. Stallings***, Director and Chairman........            $0             N/A            N/A                 $0
                                                                                                             (5 boards)
---------------------------------------------------- ------------------ -------------- --------------- ---------------------
---------------------------------------------

*    Member of the Audit Committee.

** Mr. Burke was elected to the Board of Directors at the May 5, 1997 Board meeting.


*** "Interested person," as defined in the Investment Company Act of 1940, of the Fund because of affiliation with the Investment Manager.

Officers.

James R. Reis, Executive Vice President, Treasurer, Assistant Secretary, Principal Accounting Officer. 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 40.)


Director, Vice Chairman (since December 1994), Executive Vice President (since April 1995), and Treasurer (since September 1996), Pilgrim America Group, Inc. and Pilgrim America Investments, Inc.; Director (since December 1994), Vice Chairman (since November 1995) and Assistant Secretary (since January 1995) of Pilgrim America Securities, Inc.; Executive Vice President, Treasurer, Assistant Secretary and Principal Accounting Officer of each of the other funds in the Pilgrim America Group of Funds; Chief Credit Officer (since June 1997) of Pilgrim America Prime Rate Trust; Chief Financial Officer (since December 1993), Vice Chairman and Assistant Secretary (since April 1993) and former President (May 1991 - December 1993), Pilgrim America (formerly, Express America Holdings Corporation); Vice Chairman (since April 1993) and former President (May 1991 - December 1993), Express America Mortgage Corporation.; Vice Chairman and Treasurer (since December 1996) Express America T.C. Corp. and EAMC Liquidation Corp.; Director, President and Assistant Secretary (since August 1992) WESAV Investments Corp.; Assistant Secretary (since May 1991) WESAV Investments,
Inc. 2.


Stanley Vyner, Executive Vice President. 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 46.)


President and Chief Executive Officer (since August 1996), Pilgrim America Investments, Inc.; Executive Vice President (since July 1996) of most of the funds in the Pilgrim America Group of funds. Formerly Chief Executive Officer

(November 1993 - December 1995) HSBC Asset Management, Americas, Inc., and Chief Executive Officer, and Actuary (May 1986 - October 1993), HSBC Life.


James M. Hennessy, Senior Vice President and Secretary. 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 49.)


Senior Vice President and Secretary (since April 1995), Pilgrim America (formerly, Express America Holdings Corporation), Pilgrim America Group, Inc., Pilgrim America Investments, Inc., and Pilgrim America Securities, Inc.; Senior Vice President and Secretary of each of the funds in the Pilgrim America Group of funds. Senior Vice President and Secretary, Express America T.C. Corp. and EAMC Liquidation Corp. Formerly Senior Vice President, Express America Mortgage Corporation (June 1992 - August 1994) and President, Beverly Hills Securities Corp. (January 1990 - June 1992).


Carl Dorf, Senior Vice President and Senior Portfolio Manager. 40 North Central

Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 57.)



Senior Vice President (since February 1997), Pilgrim America Investments, Inc. Formerly Vice President, Pilgrim America Investments, Inc. (August 1995 - February 1997). Formerly Vice President, Pilgrim America Bank and Thrift Fund, Inc. (January 1996 - May 1997). Formerly Vice President, Pilgrim Management Corporation (January 1991 - April 1995).


Robert S. Naka, Vice President and Assistant Secretary. 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 34.)


Vice President, Pilgrim America Investments, Inc. (since April 1997) and Pilgrim America Group, Inc. (since February 1997). Vice President and Assistant Secretary of each of the funds in the Pilgrim America Group of funds. Formerly Assistant Vice President, Pilgrim America Group, Inc. (August 1995 - February
1997). Formerly Operations Manager, Pilgrim Group, Inc. (April 1992 - April
1995).


Principal Shareholders. As of April 1, 1998, the Directors and Officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. As of April 1, 1998, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Fund except as follows: Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers, 4800 Deer Lake Drive, Jacksonville, Florida 32246-6484 owned 9.92% of the Class A shares and 31.66% of the Class B shares, and Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California owned 5.62% of the Class A shares.


Investment Manager. The Investment Manager serves as investment manager to the Fund and has overall responsibility for the management of the Fund. The Investment Management Agreement between the Fund and the Investment Manager requires the Investment Manager to oversee the provision of all investment advisory and portfolio management services for the Fund. The Investment Manager, which was organized in December 1994, is registered as an investment adviser with the SEC and serves as investment adviser to four other registered investment companies (or series thereof) as well as privately managed accounts. As of December 31, 1997, the Investment Manager had assets under management of approximately $3.2 billion.


The Investment Manager is a wholly-owned subsidiary of Pilgrim America Group, Inc., which itself is a wholly-owned subsidiary of Pilgrim America, a Delaware corporation, the shares of which are traded on the NASDAQ National Market System and which is a holding company that through its subsidiaries engages in the financial services business. The Investment Manager pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all executive salaries and expenses of the Directors and Officers of the Fund who are employees of the Investment Manager or its affiliates and office rent for the Fund. Other expenses incurred in the operation of the Fund are borne by it, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating the Fund's net asset value; taxes, if any, and the preparation of the Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Fund under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Fund who are not employees of the Investment Manager or its affiliates; membership dues in the Investment Company Institute; insurance premiums; and extraordinary expenses such as litigation expenses.


The Fund pays the Investment Manager a fee of 1.00% of the first $30,000,000 of average daily net assets, 0.75% of the next $95,000,000 of average daily net assets and 0.70% of average daily net assets in excess of $125,000,000. The fees are computed and accrued daily and paid monthly. For the fiscal years ended December 31, 1995, 1996, and 1997, the Fund paid management fees to the Investment Manager of $1,421,324, $1,746,917, and $2,361,103, respectively. Prior to October 17, 1997, the Investment Manager was paid management fees based on average weekly net assets.

The Investment Management Agreement will remain in effect for two years following its date of execution, and thereafter will automatically continue for successive annual periods as long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Manager by vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Management Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Manager. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Distributor. Shares of the Fund are distributed by Pilgrim America Securities, Inc. (the "Distributor") pursuant to an Underwriting Agreement between the Fund and the Distributor. The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Fund. The Fund and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933, as amended. The Underwriting Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Fund. See the Prospectus for information on how to purchase and sell shares of the Fund, and the charges and expenses associated with an investment.

Rule 12b-1 Plans. The Fund has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to each class of shares of the Fund ("Rule 12b-1 Plan"). The Fund intends to operate the Rule 12b-1 Plans in accordance with its terms and the National Association of Securities Dealers, Inc.'s rules concerning sales charges. Under the Rule 12b-1 Plans, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A and Class B shares in amounts not to exceed the following: with respect to Class A shares at an annual rate of up to 0.35% of the average daily net assets of the Class A shares of the Fund; with respect to Class B shares at an annual rate of up to 1.00% of the average daily net assets of the Class B shares of the Fund. The Board of Directors has approved under the Rule 12b-1 Plans payments of the following amounts to the Distributor each month in connection with the offering, sale, and shareholder servicing of Class A and Class B shares as follows: (i) with respect to Class A shares at an annual rate equal to 0.25% of the average daily net assets of the Class A shares of the Fund and (ii) with respect to Class B shares at an annual rate equal to 1.00% of the average daily net assets of the Class B shares of the Fund. Of these amounts, fees equal to an annual rate of 0.25% of the average daily net assets of the Fund are for shareholder servicing for each of the classes.

Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at the annual rate of 0.25% of the Fund's average daily net assets of Class A and Class B shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A or B shares. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A and Class B shares of the Fund, including payments to Authorized Dealers for selling shares of the Fund and for servicing shareholders of these classes of the Fund. Activities for which these fees may be used include: preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; and costs of administering the Rule 12b-1 Plan. The fees for Class A shares acquired prior to the Fund's conversion to an open-end investment company will be paid to the Distributor.

In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of the Fund to make payments to the Distributor pursuant to the Rule

12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Distributor will receive payment under the Rule 12b-1 Plan without regard to actual distribution expenses it incurs.

In addition to providing for the expenses discussed above, the Rule 12b-1 Plans also recognize that the Investment Manager and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Fund's shares and other funds managed by the Investment Manager. In some instances, additional compensation or promotional incentives may be offered to dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Fund or other funds managed by the Investment Manager and/or other events sponsored by dealers.

The Rule 12b-1 Plans have been approved by the Board of Directors, including all of the Directors who are not interested persons of the Fund as defined in the 1940 Act. Each Rule 12b-1 Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be committed to the Directors who are not interested persons. The Rule 12b-1 Plans and any distribution or service agreement may be terminated as to the Fund at any time, without any penalty, by such Directors or by a vote of a majority of the Fund's outstanding shares on 60 days' written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

In approving each Rule 12b-1 Plan, the Board of Directors has determined that differing distribution arrangements in connection with the sale of new shares of the Fund are necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board of Directors, including those Directors who are not interested persons of the Fund, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plans as tailored to each class of the Fund, will benefit the Fund and its shareholders.

Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to the Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Directors who are not interested persons of the Fund, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distributor is required to report in writing to the Board of Directors at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may reasonably be requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.

Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of the Fund's Class A shares for the fiscal year ended December 31, 1997 were $495,472, including expenses for: advertising - $18,519; salaries and commissions - $287,588; printing, postage, and handling - $50,070; brokers' servicing fees - $110,264; and miscellaneous and other promotional activities - $29,031. Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of the Fund's Class B shares for the fiscal year ended December 31, 1997 were $74,483, including expenses for: advertising -- $2,784; salaries and commissions -- $43,239; printing, postage, and handling -- $7,528; brokers' servicing fees -- $16,578; and miscellaneous and other promotional activities -- $4,354. Of the total amount incurred by the Distributor during the last year, $301,898 was for the costs of personnel of the Distributor and its affiliates involved in the promotion and distribution of the Fund's shares.

Under the Glass-Steagall Act and other applicable laws, certain banking institutions are prohibited from distributing investment company shares. Accordingly, such banks may only provide certain agency or administrative services to their customers for which they may receive a fee from the Distributor under a Rule 12b-1 Plan. If a bank were prohibited from providing such services, shareholders would be permitted to remain as shareholders and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in services provided might occur and such shareholders might no longer be able to avail themselves of any automatic investment or other service then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                            INVESTMENT RESTRICTIONS

The Fund has adopted the investment restrictions listed below relating to the investment of the Fund's assets and its activities. Restrictions 1 through 10 are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund (which for this purpose and under the Investment Company Act of 1940 means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Fund may not:

         (1) Invest more than 25% of its total assets in any industry or group of related industries other than the banking and thrift industries, except for temporary or defensive positions.

         (2)      Borrow, except that it may borrow in an amount up to 15% of its total assets to obtain such short-term credits as are necessary for the clearance of securities transactions.

         (3) Invest in repurchase agreements maturing in more than 7 days, if as a result of such investment more than 10% of the Fund's total assets would be invested in such repurchase agreements.

         (4) Purchase securities for which there are legal or contractual restrictions on resale, if as a result of such purchase more than 10% of the Fund's total assets would be invested in such securities.

         (5) Invest more than 5% of the value of its net assets in marketable warrants to purchase common stock.

         (6) Purchase securities of any one issuer, other than U.S. Government securities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of an issuer or more than 10% of any class of securities of an issuer, except that up to 25% of the Fund's total assets may be invested without regard to the restrictions in this Item 6.
  For this purpose, all outstanding bonds and other evidences of indebtedness shall be deemed within a single class regardless of maturities, priorities, coupon rates, series, designations, conversion rights, security or other differences.

         (7) Act as an underwriter of securities of other issuers, except, to the extent that it may be deemed to act as an underwriter in certain cases when disposing of restricted securities
  (See also Item 4 above.).

         (8) Purchase or sell real estate, commodities, commodity futures contracts, or oil or gas exploration or development programs;
  or sell short, or write, purchase, or sell straddles, spreads or combinations thereof.

         (9) Make loans, except that the Fund may purchase or hold Debt Securities in accordance with its investment policies and objectives.

         (10) Purchase securities on margin or hypothecate, mortgage or pledge any of its assets except for the purpose of securing borrowings permitted by Item 2 above and then only in an amount up to 15% of the value of the Fund's total assets at the time of borrowing.


The following investment restrictions may be changed by the Board of Directors without shareholder approval. Appropriate notice will be given of any changes in these restrictions made by the Board of Directors. The Fund may not:

         (11) Participate on a joint or joint and several basis in any trading account in securities.

         (12) Purchase securities of any issuer for the purposes of exercising control or management, except in connection with a merger, consolidation, acquisition or reorganization.

         (13) Invest more than 5% of the Fund's total assets in securities of any issuer which, together with its predecessors, has been in continuous operation less than three years.

         (14) Purchase or retain the securities of any issuer if those officers or Directors of the Fund or officers or Directors of the Investment Manager who each own beneficially more than 1/2 of 1% of the securities of that issuer together own more than 5% of the securities of such issuer.

         (15) Invest in illiquid securities if, as a result, more than 15% of the Fund's net assets would be invested in such securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in a percentage from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing restrictions.

                            PORTFOLIO TRANSACTIONS

The Investment Management Agreement authorizes the Investment Manager to select the brokers or dealers that will execute the purchase and sale of investment securities for the Fund. In all purchases and sales of securities for the Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreement, the Investment Manager determines, subject to the instructions of and review by the Board of Directors of the Fund, which brokers are to be eligible to execute portfolio transactions for the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a

"market-maker," unless in the opinion of the Investment Manager, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, the Investment Manager will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors such as the firm's ability to engage in transactions in shares of banks and thrifts that are not listed on an organized stock exchange. The Investment Manager will seek to obtain the best commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers that supply research and statistical information to the Fund and/or the Investment Manager, and provide other services in addition to execution services. Consistent with this policy, portfolio transactions may be executed by brokers affiliated with the Pilgrim America Group, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of the Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). Provided the Fund's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

While it will continue to be the Fund's general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for the Fund, the Fund may also give weight to the ability of a broker to furnish brokerage and research services to the Fund or the Investment Manager, even if the specific services were not imputed to the Fund and were useful to the Investment Manager in advising other clients. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Manager to be reasonable in relation to the value of the brokerage and research services provided by such broker.

Purchases of Fund securities also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

Some securities considered for investment by the Fund may also be appropriate for other clients served by the Fund's Investment Manager. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by the Investment Manager is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Investment Manager's other clients in a manner deemed fair and reasonable by the Investment Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Investment Manager, and the results of such allocations, are subject to periodic review by the Board of Directors.

For the years ended December 31, 1995, 1996, and 1997, the total brokerage commissions paid by the Fund amounted to approximately $49,000, $85,000, and $90,000, respectively.


The Fund places no restrictions on portfolio turnover. While the Fund may from time to time sell a security it has held for a short period of time, the Fund has no policy of engaging in short-term trading or generating short-term gains. The annual rate of the Fund's portfolio turnover during the fiscal years ended December 31, 1995, 1996, and 1997, was 13%, 21%, and 22%, respectively.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Fund's transfer agent, DST Systems, Inc. ("Transfer Agent"), plus, for Class A shares, a varying sales charge depending upon the amount of money invested, as set forth in the Prospectus. Authorized dealers will be paid commissions on shares sold in Classes A and B, at net asset value, which at the time of investment would have been subject to the imposition of a contingent deferred sales charge if liquidated. The Distributor may, from time to time, at its discretion, allow the selling dealer to retain 100% of such sales charge, and such dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended. The Distributor, at its expense, may also provide additional promotional incentives to dealers in connection with sales of shares of the Fund and other funds managed by the Investment Manager. In some instances, such incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. Dealers may not use sales of the Fund's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state.

Certain investors may purchase shares of the Fund with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by the Fund consistent with the Fund's investment policies and restrictions. These transactions only will be effected if the Investment Manager intends to retain the security in the Fund as an investment. Assets so purchased by the Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Fund reserves the right to amend or terminate this practice at any time.

Special Purchases at Net Asset Value. Class A shares of the Fund may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A shares of the Fund or shares of other funds managed by the Investment Manager in accordance with the terms of such privileges established for such funds within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

Class A shares may also be purchased at net asset value by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unrelated mutual fund on which a sales charge was paid or which were subject, at any time, to a contingent deferred sales charge.

Class A shares of the Fund may also be purchased at net asset value by any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that the Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Fund (or the other funds in the Pilgrim America Group) the Distributor may pay the selling firm 0.25% of the Offering Price.

Shareholders of Pilgrim America General Money Market Shares who acquired their shares by using all or a portion of the proceeds from the redemption of Class A shares of other funds in the Pilgrim America Group distributed by the Distributor may reinvest such amount plus any shares acquired through dividend reinvestment in Class A shares of the Fund at its current net asset value, without a sales charge.

Officers, directors and bona fide full-time employees of the Fund and officers, directors and full-time employees of the Investment Manager, the Distributor, the Fund's service providers or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins), employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Manager, may purchase Class A shares of the Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. The Fund may, under certain circumstances, allow registered investment advisers to make investments on behalf of their clients at net asset value without any commission or concession.

Class A shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another open-end fund managed by the Investment Manager or from Pilgrim America Prime Rate Trust.

Letters of Intent and Rights of Accumulation. An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares of the Fund or any open-end fund in the Pilgrim America Funds which offers Class A shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the Pilgrim America Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Investment Manager's open-end funds (excluding Pilgrim America General Money Market Shares) acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at Pilgrim America Group, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after the written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at net asset value to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

The value of shares of the Fund plus shares of the other open-end funds distributed by the Distributor (excluding Pilgrim America General Money Market Shares) can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge applies to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform Gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

The reduced sales charge also applies on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

Shares of the Fund and other funds of the Pilgrim America Group (excluding Pilgrim America General Money Market Shares) purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

Redemptions. Payment to shareholders for shares redeemed will be made within three days after receipt by the Fund's Transfer Agent of the written request in proper form, except that the Fund may suspend the right of redemption or postpone the date of payment as to the Fund during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund's shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, the Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event the Fund liquidates portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.


Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 30 days' written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where the Fund has previously waived the minimum investment requirements.

The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

Certain purchases of Class A shares and most Class B shares may be subject to a CDSC or redemption fee. For purchase payments subject to such CDSC, the Distributor may pay out of its own assets a commission from 0.25% to 1.00% of the amount invested for Class A purchases over $1 million and 4% of the amount invested for Class B shares.

Shareholders will be charged a CDSC or redemption fee if certain of those shares are redeemed within the applicable time periods as stated in the Prospectus.

No CDSC or redemption fee is imposed on any shares subject to a CDSC or redemption fee to the extent that those shares (i) are no longer subject to the applicable holding period, (ii) resulted from reinvestment of distributions on CDSC or redemption fee shares or (iii) were exchanged for shares of another fund managed by the Investment Manager, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

The CDSC or redemption fee will be waived for certain redemptions of shares upon
(i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC or redemption fee will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC or redemption fee will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC or redemption fee. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC or redemption fee, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients.

A redemption fee of 2% will be imposed for a one-year period following conversion of the Fund from a closed-end investment company to an open-end investment company on Fund shares acquired prior to the conversion. This fee shall also apply if converted shares are exchanged for shares of another open-end Pilgrim America Fund. The Fund reserves the right to waive or reduce the redemption fee in whole or in part.

Conversion of Class B Shares. A shareholder's Class B shares will automatically convert to Class A shares in the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling, if the Investment Manager deems it advisable to obtain such advice, to the effect that
(1) such conversion will not constitute a taxable event for federal income tax purposes; and (2) the payment of different dividends on Class A and Class B shares does not result in the Fund dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes.

                         DETERMINATION OF SHARE PRICE

As noted in the Prospectus, the net asset value and offering price of each class of the Fund's shares will be determined once daily as of the close of trading on the New York Stock Exchange (4:00 p.m. New York time) during each day on which that Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the average of the last reported bid and ask price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities for which quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by or under the direction of the Board of Directors of the Fund.

In computing a class of the Fund's net asset value, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class B shares, reflecting daily expense accruals of the higher distribution fees applicable to Class B shares. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

Orders received by dealers prior to the close of trading on the New York Stock Exchange will be confirmed at the offering price computed as of the close of trading on that Exchange provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of trading on the New York Stock Exchange will be confirmed at the next computed offering price as described in the Prospectus.

                      SHAREHOLDER SERVICES AND PRIVILEGES

As discussed in the Prospectus, the Fund provides a Pre-Authorized Investment Program for the convenience of investors who wish to purchase shares of the Fund on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the Fund. The minimum investment requirements may be waived by the Fund for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

For investors purchasing shares of the Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of the Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's

Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. SHAREHOLDERS MAY RELY ON THESE STATEMENTS IN LIEU OF CERTIFICATES. CERTIFICATES REPRESENTING SHARES OF THE FUND WILL NOT BE ISSUED UNLESS THE SHAREHOLDER REQUESTS THEM IN WRITING.

Self-Employed and Corporate Retirement Plans. For self-employed individuals and corporate investors that wish to purchase shares of the Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that Investors Fiduciary Trust Company, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the Fund.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Fund. Employers who wish to use shares of the Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

Individual Retirement Accounts. Investors having earned income are eligible to purchase shares of the Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans which employers may establish on behalf of their employees are also available. Roth IRA plans which enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of model Custodial Account Agreements are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under these model Agreements, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Fund). Full details on the IRA and Simple IRA are contained in IRS required disclosure statements, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Fund. An IRA using shares of the Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

Purchases of Fund shares by Section 403(b) and other retirement plans are also available. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

Telephone Redemption and Exchange Privileges. As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

              1. Telephone redemption and/or exchange instructions received in good order before the pricing of the Fund on any day on which the New York Stock Exchange is open for business (a "Business Day"), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A and Class B shares may be subject to a contingent deferred sales charge or redemption fee (See "Redemption of Shares" in the Prospectus).

              2. Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180.

              3. Pilgrim America Funds will not permit exchanges in violation of any of the terms and conditions set forth in the Fund's Prospectus or herein.

              4. Telephone redemption requests must meet the following conditions to be accepted by Pilgrim America Group:

                      (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous sixty (60) days.

                      (b) Certain account information will need to be provided for verification purposes before the redemption will be executed.

                      (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed within a 30 day period.

                      (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $50,000.

                      (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

              5. If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the Pilgrim America Fund being acquired.

              6. Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

              7. Certificated shares cannot be redeemed or exchanged by

              telephone but must be forwarded to Pilgrim America Funds at P.O. Box 419368, Kansas City, MO 64141 and deposited into your account before any transaction may be processed.

              8. If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the Pilgrim America Fund to be purchased in the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

              9. Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Fund's then-current prospectus.

              10. Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.


                                 DISTRIBUTIONS

As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of the respective class of the Fund at the then current net asset value, with no sales charge. Alternatively, a shareholder can elect at any time to receive dividends and/or capital gains distributions in cash. In the absence of such an election, each purchase of shares of a class of the Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.


                              TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Fund and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Fund. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of

Additional Information, all of which are subject to change, which change may be retroactive.


Qualification as a Regulated Investment Company. The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, with respect to each taxable year, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses).

The status of the Fund as a regulated investment company does not involve government supervision of management or of its investment practices or policies. As a regulated investment company, the Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

Distributions. Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as either "20% Rate Gain" or "28% Rate Gain," depending upon the Fund's holding period for the assets sold. "20% Rate Gains" arise from sales of assets held by the Fund for more than 18 months and are subject to a maximum tax rate of 20%; "28% Rate Gains" arise from sales of assets held by the Fund for more than one year but no more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year of less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Original Issue Discount. Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Sale or Other Disposition of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

Backup Withholding. The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

                            SHAREHOLDER INFORMATION

Certificates representing shares of the Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

The Fund reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of the Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                        CALCULATION OF PERFORMANCE DATA

The Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)n = ERV


Where:

          P    = a hypothetical initial payment of $1,000,
          T    = the average annual total return,
          n    = the number of years, and
          ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Prior to October 17, 1997, the Fund operated as a closed-end investment company. Upon conversion of the Fund to an open-end investment company on October 17, 1997, all outstanding shares of Common Stock of the Fund were designated as Class A shares. Performance information for the period prior to October 17, 1997 reflects the performance of the Fund as a closed-end fund. Performance information presented by the Fund for all periods is restated to reflect the current maximum front-end sales load payable by the Class A shares of the Fund. Performance information for the period prior to October 17, 1997 has not been adjusted to reflect annual Rule 12b-1 fees of Class A shares plus additional expenses incurred in connection with operating as an open-end investment company. Performance would have been lower if adjusted for these charges and expenses. Performance information for all periods after October 17, 1997 reflects Class A's annual Rule 12b-1 fees and other expenses associated with open-end investment companies.

The Fund's average annual total returns for Class A shares based on net asset value per share including the maximum Class A sales charge for the one-, five- and ten-year periods ended December 31, 1997 and for the period from inception of the Fund on January 24, 1986 to December 31, 1997, were 55.36%, 28.25%, 23.60% and 17.94%, respectively. The average annual total return for the Class B shares based on net asset value per share including the maximum contingent deferred sales charge for the period October 20, 1997 (commencement of sale of Class B shares) to December 31, 1997 was 6.90%.

Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                 a - b      6
                            2[( ------  + 1) - 1]
                                  cd

where

          a    = dividends and interest earned during the period,
          b    = expenses accrued for the period (net of reimbursements),
          c    = the average daily number of shares outstanding during the period that were entitled to receive dividends, and
          d    = the maximum offering price per share on the last day of the period.

Additional Performance Quotations. Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

Total returns are based on past results and are not a prediction of future performance.

Performance Comparisons. In reports or other communications to shareholders or in advertising material, the Fund may compare the performance of its Class A and Class B shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If the Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results. Prior to October 17, 1997, the Fund was rated as a closed-end fund, which had a different fee structure. Fee structures are incorporated into certain ratings. If the Fund had been rated using the fee structure of an open-end fund, ratings for those periods may have been different.


Reports and promotional literature may also contain the following information:
(i) a description of the gross national or domestic product and populations, including age characteristics, of various regions in which the Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of U.S. equity and debt markets; (iii) the geographic distribution of the Fund's portfolio; (iv) the number of shareholders in the

Fund or other Pilgrim America Funds and the dollar amount of the assets under management; (v) descriptions of the trend in consolidation of commercial banks in the United States, including forecasts of the decline in the number of such banks, and discussions of the impact of such trends; (vi) descriptions of the trends in technology utilized by financial institutions, and discussions of the impact of such trends; (vii) comparisons of the average price to earnings ratio, price to book ratio, and price to cash flow of the Fund, individual stocks in the Fund's portfolio, the Standard & Poor's 500 Index, or comparable bank indices, and descriptions of such comparisons;

(viii) quotes from the portfolio manager of the Fund or other industry specialists; (ix) lists or statistics of certain of the Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics; (x) NASDAQ symbols for each class of shares of the Fund; and (xi) descriptions of the benefits of working with investment professionals in selecting investments.

In addition, reports and promotional literature may contain information concerning the Investment Manager, Pilgrim America, Pilgrim America Group, Inc. or affiliates of the Fund, the Investment Manager, Pilgrim America or Pilgrim America Group, Inc. including (i) performance rankings of other funds managed by the Investment Manager, or the individuals employed by the Investment Manager who exercise responsibility for the day-to-day management of the Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the Pilgrim America Funds by Pilgrim America; (iv) the past performance of Pilgrim America and Pilgrim America Group, Inc.; (v) the past performance of other funds managed by the Investment Manager; and (vi) information regarding rights offerings conducted by closed-end funds managed by the Investment Manager.

                              GENERAL INFORMATION

Custodian. The cash and securities owned by the Fund are held by Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, as Custodian, which takes no part in the decisions relating to the purchase or sale of the Fund's portfolio securities.

Legal Counsel. Legal matters for the Fund are passed upon by Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006.

Independent Auditors. KPMG Peat Marwick LLP, 725 South Figueroa Street, Los Angeles, California 90017, acts as independent auditors for the Fund.

Other Information. The Fund is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Fund by any governmental agency. The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

Investors in the Fund will be kept informed of their progress through semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by the independent certified public accountants.

                           FINANCIAL STATEMENTS

The financial statements for the fiscal year ended December 31, 1997 are incorporated herein by reference from the Fund's Annual Report to Shareholders. Copies of the Fund's Annual Report and any subsequent Semi-Annual Report may be obtained without charge by contacting the Fund at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, (800) 992-0180.

                                  PART C

                            OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits

         (a)      Financial Statements

                  Contained in Part A:

                  -- Financial Highlights

                  Contained in Part B:

                  Incorporated by reference from the Registrant's 1997 Annual Report:


                  -- Portfolio of Investments as of December 31, 1997


                  -- Statement of Assets and Liabilities as of December 31, 1997


                  -- Statement of Operations for the year ended December 31,
                     1997


                  -- Statement of Changes in Net Assets for the years ended
                     December 31, 1997 and 1996

                  -- Notes to Financial Statements

                  -- Report of Independent Auditors

                  Contained in Part C:

                  -- None

         (b)      Exhibits

                  (1)         --    Amended and Restated Articles of
                                    Incorporation*

                  (2)         --    Amended and Restated Bylaws*

                  (3)         --    Not Applicable

                  (4)         --    Not Applicable

                  (5)         --    Form of Amended and Restated Investment
                                    Management Agreement*

                  (6)(A)      --    Form of Underwriting Agreement*

                  (6)(B)      --    Form of Selling Group Agreement**


                  (7)         --    Not Applicable

                  (8)         --    Form of Custodian Agreement**


                  (9)         --    Form of Recordkeeping Agreement**


                  (10)        --    Opinion and Consent of Dechert Price &
                                    Rhoads**

                  (11)        --    Consent of Independent Auditors

                  (12)        --    Not Applicable

                  (13)        --    Not Applicable

                  (14)        --    Incorporated by reference from the
                                    Registrant's previous filing on Form
                                    N-2, Investment Company Act File No.
                                    811-4504

                  (15)(A)     --    Service and Distribution Plan for Class A
                                    Shares*

                  (15)(B)     --    Service and Distribution Plan for Class B
                                    Shares*

                  (16)        --    Schedule of Computation of Performance
                                    Quotations*

                  (17)        --    Financial Data Schedule

                  (18)        --    Form of Plan Adopted Pursuant to
                                    Rule 18f-3*

--------------

* Previously filed with Registrant's initial Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on August
12, 1997.

**       Previously filed with Pre-Effective  Amendment No. 1 to the
Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 15, 1997.


ITEM 25. Persons Controlled by or under Common Control with Registrant

         None.

ITEM 26. Number of Holders of Securities


         The following information is given as of March 31, 1998:

                  Title of Class               Number of Recordholders

         -- Class A                            37,590
         -- Class B                            27,582

ITEM 27. Indemnification

         Section 2-418 of the General Corporation Law of the State of Maryland, Article Seventh of the Company's Articles of Incorporation, Article VII of the Company's Bylaws, the Investment Management Agreement filed as Exhibit 5, and the Underwriting Agreement filed as Exhibit 6(A) provide for indemnification.

         Insofar as indemnification for liabilities arising under the

Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange

Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. Business and Other Connections of the Investment Manager

         Information as to the directors and officers of the Investment Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Investment Manager in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

ITEM 29. Principal Underwriters

         (a) Pilgrim America Investment Funds, Inc., Pilgrim America Masters Series, Inc., Pilgrim Government Securities Income Fund, Inc.

         (b)      The following are directors and officers of Pilgrim America

Securities, Inc. The principal address of these persons is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.


                                                Positions and Offices                  Positions and Offices
                 Name                           with the Distributor                    with the Registrant
Robert W. Stallings                     Chairman, Director.                    Chairman, Director.
James R. Reis                           Vice Chairman, Director, Assistant     Executive Vice President, Treasurer,
                                        Secretary                              Assistant Secretary, Principal
                                                                               Accounting Officer.
James M. Hennessy                       Senior Vice President, Secretary.      Senior Vice President, Secretary.

         (c)      Not applicable.

ITEM 30. Location of Accounts and Records

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of the Registrant or Pilgrim America Group, Inc., the Shareholder Servicing Agent, at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

ITEM 31. Management Services

         None.

ITEM 32. Undertakings

         (a)      Not applicable.

         (b)      Not Applicable.

         (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Phoenix, and the State of Arizona, on the 28th day of April, 1998.

                                 PILGRIM AMERICA BANK AND THRIFT FUND, INC.


                                 By:    /s/ James M. Hennessy
                                        ---------------------------------------
                                        James M. Hennessy, Senior Vice President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


              Signature                                 Title                                  Date
              ---------                                 -----                                  ----
-------------------------               Director and President                 April 28, 1998
Robert W. Stallings*                    (Principal Executive Officer)

-------------------------               Treasurer and Assistant Secretary      April 28, 1998
James R. Reis*                          (Principal Financial Accounting
                                        Officer)

-------------------------               Director                               April 28, 1998
Mary A. Baldwin*

-------------------------               Director                               April 28, 1998
John P. Burke*

-------------------------               Director                               April 28, 1998
Al Burton*

-------------------------               Director                               April 28, 1998
Bruce S. Foerster*

-------------------------               Director                               April 28, 1998
Jock Patton*


*By:     /s/ James M. Hennessy
         --------------------------------------
         James M. Hennessy, Attorney-in-fact**

** Powers of attorney were previously filed with the Fund's initial Registration Statement on Form N-1A (File No. 333-3345) on August 12, 1997, and are incorporated by reference herein.

                              EXHIBIT INDEX

              Exhibit 11                        Consent of Independent Auditors

              Exhibit 17 (EDGAR Exhibit 27)     Financial Data Schedules